UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22442

First Trust High Income Long/Short Fund
(Exact name of registrant as specified in charter)

120 East Liberty Drive, Suite 400
Wheaton, IL 60187
(Address of principal executive offices) (Zip code)

W. Scott Jardine, Esq.
First Trust Portfolios L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
(Name and address of agent for service)

Registrant’s telephone number, including area code: 630-765-8000

Date of fiscal year end: October 31

Date of reporting period: October 31, 2021

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)       The Report to Shareholders is attached herewith.

First Trust
High Income Long/Short Fund (FSD)
Annual Report
For the Year Ended
October 31, 2021

First Trust High Income Long/Short Fund (FSD)
Annual Report
October 31, 2021
Caution Regarding Forward-Looking Statements
This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. (“First Trust” or the “Advisor”) and/or MacKay Shields LLC (“MacKay” or the “Sub-Advisor”) and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as “anticipate,” “estimate,” “intend,” “expect,” “believe,” “plan,” “may,” “should,” “would” or other words that convey uncertainty of future events or outcomes.
Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of First Trust High Income Long/Short Fund (the “Fund”) to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Sub-Advisor and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.
Performance and Risk Disclosure
There is no assurance that the Fund will achieve its investment objectives. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund’s shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund. See “Principal Risks” in the Investment Objectives, Policies, Risks and Effects of Leverage section of this report for a discussion of certain other risks of investing in the Fund.
Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and common share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.
The Advisor may also periodically provide additional information on Fund performance on the Fund’s web page at www.ftportfolios.com.
How to Read This Report
This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund and presents data and analysis that provide insight into the Fund’s performance and investment approach.
By reading the portfolio commentary by the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund’s performance. The statistical information that follows may help you understand the Fund’s performance compared to that of a relevant market benchmark.
It is important to keep in mind that the opinions expressed by personnel of First Trust and MacKay are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, this report and other Fund regulatory filings.

Shareholder Letter
First Trust High Income Long/Short Fund (FSD)
Annual Letter from the Chairman and CEO
October 31, 2021
Dear Shareholders,
First Trust is pleased to provide you with the annual report for the First Trust High Income Long/Short Fund (the “Fund”), which contains detailed information about the Fund for the twelve months ended October 31, 2021.
Inflation has arrived, and its entrance was grand, to say the least. The Consumer Price Index came in at 6.2% year-over-year in October 2021, according to data from the U.S. Bureau of Labor Statistics. The last time it topped the 6.0% mark was in December 1990 (6.1%), over 30 years ago. As is often the case with major shifts in the economy and markets, there is debate over what is truly behind them. For many months, as inflation was trending higher, Federal Reserve (the “Fed”) Chairman Jerome Powell held the view that the rising inflationary pressures largely stemmed from global supply chain bottlenecks induced by the coronavirus (“COVID-19”) pandemic. Perhaps the best example of this is the unprecedented backlog of container ships that have dropped anchor outside the California ports of Los Angeles and Long Beach. Together, these ports service 40% of all the container ships bound for the U.S. In normal times, no ships are anchored waiting to unload their goods. Shortages of trucks and drivers have also contributed to the slowdown at the ports.
The takeaway is that goods are not being delivered to warehouses and store shelves in a timely fashion and that is helping to drive prices higher for consumers. Simply put, inflation is the byproduct of too much money chasing too few goods. We’ll return to this axiom shortly. Chairman Powell originally believed the bottlenecks would be remedied relatively quickly as the global economy reopened and people went back to work. That, in turn, would allow inflationary pressures to dissipate, which has not happened. Around the end of October, Chairman Powell finally acknowledged that inflation will likely remain elevated through mid-2022. This realization is what motivated the Fed to announce that it would begin to taper its monthly bond buying program (quantitative easing) starting in November 2021. It has been purchasing roughly $80 billion of Treasuries and $40 billion of mortgage-backed securities in the open market every month since June 2020. The Fed will shave $15 billion off that combined total every month until the buying has ceased, which should be around mid-2022. If all goes to plan, the next stage in the evolution of the Fed’s monetary policy would involve initiating interest rate hikes.
While the supply chain bottlenecks have clearly played a role in the spike in inflation by limiting the amount of goods available to consume, the biggest contributing factor is likely the surge in the U.S. money supply, according to Brian Wesbury, Chief Economist at First Trust. M2 is a measure of the money supply that includes cash, checking deposits and liquid assets easily convertible to cash. The M2 measure of money has exploded by 36% since February 2020, well above the 6% pre-COVID-19 annualized norm. The trillions of dollars of stimulus distributed by the U.S. government to help backstop the economy during the pandemic has contributed to higher inflation. On Wednesday, November 10, 2021, President Joe Biden admitted that his $1.9 trillion COVID-19 stimulus package has done just that. Remember, too much money chasing too few goods leads to inflation. Keep in mind, President Biden has recently successfully navigated a $1.2 trillion bipartisan infrastructure bill through Congress and has another roughly $1.75 trillion Build Back Better Act (social spending) piece of legislation pending. That means there is at least another $1.2 trillion dollars flowing into the economy over the next few years, and maybe more.
Data from FactSet indicates that the number of S&P 500® Index companies mentioning inflation on their 2021 third quarter earnings call hit a 10-year high, according to Business Insider. To date, 285 of the 461 companies that have reported their results have cited concerns over rising inflation. The Materials, Consumer Staples and Energy sectors had the highest percentage of companies mentioned on these earnings calls at 90%, 88% and 86%, respectively. Suffice it to say, investors should add inflation to the list of criteria to assist them in positioning their portfolios moving forward.
Thank you for giving First Trust the opportunity to play a role in your financial future. We value our relationship with you and will report on the Fund again in six months.
Sincerely,
James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

First Trust High Income Long/Short Fund (FSD)
“AT A GLANCE”
As of October 31, 2021 (Unaudited)
Fund Statistics
Symbol on New York Stock Exchange	FSD
Common Share Price	$16.05
Common Share Net Asset Value (“NAV”)	$16.22
Premium (Discount) to NAV	(1.05)%
Net Assets Applicable to Common Shares	$543,048,347
Current Monthly Distribution per Common Share(1)	$0.1050
Current Annualized Distribution per Common Share	$1.2600
Current Distribution Rate on Common Share Price(2)	7.85%
Current Distribution Rate on NAV(2)	7.77%
Common Share Price & NAV (weekly closing price)

Performance
		Average Annual Total Returns
	1 Year Ended 10/31/21	5 Years Ended 10/31/21	10 Years Ended 10/31/21	Inception (9/27/10) to 10/31/21
Fund Performance(3)
NAV	12.88%	7.27%	7.68%	7.01%
Market Value	29.67%	9.91%	8.31%	6.46%
Index Performance
ICE BofA US High Yield Constrained Index	10.75%	6.23%	6.65%	6.70%
(1)	Most recent distribution paid or declared through October 31, 2021. Subject to change in the future.
(2)	Distribution rates are calculated by annualizing the most recent distribution paid or declared through the report date and then dividing by Common Share Price or NAV, as applicable, as of October 31, 2021. Subject to change in the future.
(3)	Total return is based on the combination of reinvested dividend, capital gain, and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share for NAV returns and changes in Common Share Price for market value returns. Total returns do not reflect sales load and are not annualized for periods of less than one year. Past performance is not indicative of future results.

First Trust High Income Long/Short Fund (FSD)
“AT A GLANCE” (Continued)
As of October 31, 2021 (Unaudited)
Credit Quality(4)	% of Total Fixed-Income Investments(5)
BBB- and above	10.5%
BB	52.5
B	27.0
CCC+ and below	10.0
Total	100.0%

Industry Classification	% of Long-Term Investments(5)
Energy	13.8%
Services	10.3
Healthcare	9.3
Capital Goods	8.6
Basic Industry	7.1
Consumer Goods	6.8
Telecommunications	6.6
Media	6.1
Retail	5.9
Automotive	5.0
Technology & Electronics	3.7
Leisure	3.7
Financial Services	3.1
Transportation	2.5
Real Estate	2.3
Banking	2.2
Insurance	1.6
Utility	0.6
Commercial Mortgage-Backed Securities	0.4
Agency	0.4
Collateralized Mortgage Obligations	0.0*
Total	100.0%

*	Amount is less than 0.1%.

Asset Classification	% of Long-Term Investments(5)
Corporate Bonds and Notes	76.5%
Foreign Corporate Bonds and Notes	16.4
Capital Preferred Securities	4.8
Senior Floating-Rate Loan Interests	1.8
Mortgage-Backed Securities	0.4
Equity	0.1
Total	100.0%

Country Exposure	% of Long-Term Investments(5)
United States	83.1%
Canada	5.9
Multinational	2.8
Luxembourg	2.0
Netherlands	1.3
United Kingdom	1.1
France	0.9
Finland	0.6
Germany	0.6
Mexico	0.5
Ireland	0.3
Liberia	0.3
Denmark	0.3
Panama	0.1
Mauritius	0.1
Cayman Islands	0.1
Total	100.0%

Fund Allocation	% of Net Assets
Corporate Bonds and Notes	98.7%
Foreign Corporate Bonds and Notes	21.2
Capital Preferred Securities	6.1
Senior Floating-Rate Loan Interests	2.3
Mortgage-Backed Securities	0.5
Common Stocks	0.1
Rights	0.0*
U.S. Government Bonds Sold Short	(10.3)
Corporate Bonds Sold Short	(0.9)
Foreign Corporate Bonds Sold Short	(0.6)
Outstanding Loan	(26.2)
Net Other Assets and Liabilities(6)	9.1
Total	100.0%

*	Amount is less than 0.1%.

(4)	The credit quality and ratings information presented above reflect the ratings assigned by one or more nationally recognized statistical rating organizations (NRSROs), including Standard & Poor’s Ratings Group, a division of the McGraw Hill Companies, Inc., Moody’s Investors Service, Inc., Fitch Ratings or a comparably rated NRSRO. For situations in which a security is rated by more than one NRSRO and the ratings are not equivalent, the highest rating is used. Sub-investment grade ratings are those rated BB+/Ba1 or lower. Investment grade ratings are those rated BBB-/Baa3 or higher. The credit ratings shown relate to the creditworthiness of the issuers of the underlying securities in the Fund, and not to the Fund or its shares. Credit ratings are subject to change.
(5)	Percentages are based on long positions only. Short positions are excluded.
(6)	Includes forward foreign currency contracts.

Portfolio Commentary
First Trust High Income Long/Short Fund (FSD)
Annual Report
October 31, 2021 (Unaudited)
Advisor
First Trust Advisors L.P. (“First Trust” or the “Advisor”) serves as the investment advisor to the First Trust High Income Long/Short Fund (the “Fund”). First Trust is responsible for the ongoing monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund.
Sub-Advisor
MacKay Shields LLC, Sub-Advisor to the Fund, was founded in 1938 and became a registered investment advisor in 1969. As of October 31, 2021, MacKay had approximately $164.4 billion in assets under management.
FSD Portfolio Management Team
Eric Gold – Senior Managing Director, Head of Global Credit*
Matthew Jacob – Managing Director, Global Credit
Shu-Yang Tan, CFA – Managing Director, Global Credit
Market Recap
This report covers the Fund for the 12-month period ended October 31, 2021.
•	The year 2020 closed on an upward trend in both equity and credit markets, recovering strongly from the volatility experienced earlier in 2020 from the coronavirus (“COVID-19”) pandemic. Likewise, 2021 opened with the same positive tone in markets with the continued ultra-accommodative policies of the Federal Reserve (the “Fed”), a new U.S. Administration, a Democratic-controlled House and Congress, and expanding fiscal support. At the end of March 2021, Congress passed the $1.9 trillion COVID-19 relief package.
•	Yields along the U.S. Treasury curve primarily rose during the period, with the belly of the curve experiencing the greatest increase. The 5-Year and 10-Year yield increased 80 and 68 basis points (“bps”), respectively. The Fed remained steadfast in their commitment to support the economy for as long as is needed to achieve full recovery from the pandemic. The Fed has continued to hold short-term interest rates near zero but have indicated that they may be ready to take the first big step away from the extraordinary easing policies put in place during the pandemic.
•	U.S. equity markets, as measured by the S&P 500® Index, rewarded investors, returning 42.9% for the period. In commodity markets, oil prices soared, both in the U.S. and globally. According to Markets Insider, West Texas Intermediate (WTI) and Brent crude oil increased approximately 134% and 125% respectively, for the period.
•	Based on the Bureau of Labor Statistics’ monthly jobs reports, the U.S. labor market continued to recover from the effects of the pandemic. For the 12-month period ended October 31, 2021, approximately 5.7 million nonfarm payroll jobs were added, with the unemployment rate at 4.6% as of October 31, 2021, down from 6.7% at the end of 2020. These improvements in the labor market reflect the resumption of economic activity that had been curtailed due to the pandemic.
•	Global manufacturing activity, as measured by IHS Markit’s JPM Global Manufacturing PMI, increased over the period from 53.3 to 54.3, but slowed during recent months due to record supplier delays, rising inflation, and stalling export trade. China’s manufacturing companies, as measured by Caixin China PMI, expanded during the period, however shortages in power, rising costs and material shortages have hindered performance. U.S. business activity, as measured by the IHS Markit U.S. Services PMI, expanded during the period and experienced a recent steep upturn in October 2021, the largest in three months, supported by a stronger expansion in output and new orders. By the end of October 2021, the slowdown in economic growth in the Eurozone, as measured by the IHS Markit Eurozone Composite PMI, continued as expansions in the manufacturing and service sectors cooled.
*	In September 2021, Eric Gold, a longstanding member of MacKay became Head of the credit group assuming the responsibilities from Joseph Cantwell who departed the firm. Also in September, the Global Fixed Income Team was formerly split into two business units; the segment of the team dedicated to credit was renamed Global Credit.

Portfolio Commentary (Continued)
First Trust High Income Long/Short Fund (FSD)
Annual Report
October 31, 2021 (Unaudited)
Performance Analysis
		Average Annual Total Returns
	1 Year Ended 10/31/21	5 Years Ended 10/31/21	10 Years Ended 10/31/21	Inception (9/27/10) to 10/31/21
Fund Performance**
NAV	12.88%	7.27%	7.68%	7.01%
Market Value	29.67%	9.91%	8.31%	6.46%
Index Performance
ICE BofA US High Yield Constrained Index	10.75%	6.23%	6.65%	6.70%

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.
Spreads for the broad U.S. high yield market tightened by 217 bps over the 12-month period ended October 31, 2021 to 315 bps over Treasuries, according to ICE Data. With the overall U.S. high yield market1 up 10.7% for the period, all rating categories were higher with performance in the lower quality segment outpacing their higher quality counterparts. BB-rated bonds returned 9.0%2 and B-rated bonds added a little more with a return of 9.3%3 during the period. CCC-rated bonds and distressed credits outpaced the higher quality segments of the high yield market with returns of 23.3%4 and 64.9%5, respectively, for the same period. Looking at high yield market activity, the asset class experienced net outflows of $11 billion year-to-date through October 2021, according to JP Morgan, which incorporates three consecutive months of inflows ending in October, totaling $3.3 billion. Although recently slowing, the pace of new issuance has been strong year-to-date, with $440 billion pricing across 664 deals, and is expected to outpace what the market experienced last year. For the full year of 2020, the market received $450 billion in new issuance across 694 deals. Year-to-date, the pace of defaults slowed with only $8.2 billion in defaults across a total of 11 bonds and loans through October 2021. This is on pace to being the lightest in a calendar year since 2007 where $4.5 billion in defaults were experienced for the full calendar year (JP Morgan).
**	Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share for NAV returns and changes in Common Share Price for market value returns. Total returns do not reflect sales load and are not annualized for periods of less than one year.

Portfolio Commentary (Continued)
First Trust High Income Long/Short Fund (FSD)
Annual Report
October 31, 2021 (Unaudited)
Past performance is no guarantee of future results.
Source: BB, ICE BofA BB U.S. High Yield Index
2B, ICE BofA Single-B U.S. High Yield Index3
CCC and Lower, ICE BofA CCC & Lower U.S. High Yield Index4
Distressed, ICE BofA U.S. Distressed High Yield Index5
The Democratic sweep in November 2020, which resulted in the signing of a larger than expected stimulus package and the expectation of a more robust stimulus in the future focused on infrastructure, jobs and family support, fostered confidence in the durability of the economic recovery. Additionally, with a larger percentage of the population vaccinated, the COVID-19 landscape in the U.S. experienced improvements, although the Delta variant caused some disruption during the 12-month period ended October 31, 2021. Rising concerns about the impact of the Delta variant on the economy during the summer of 2021 outweighed recent inflationary concerns pushing Treasury yields lower. Since the summer months, the rate of infections moderated and investors became more comfortable with the pace of a continued rebound in the economy.
All sectors within the high yield market were positive over the 12-month period ended October 31, 2021. This was despite a significant increase in the 10-Year Treasury yield earlier in the period based on expectations of faster economic growth leading to inflationary pressures. The rise in yields largely affected longer duration and higher quality securities leading to the relative underperformance of BB-rated bonds. With stronger expectations for the U.S. economy and the continuation of the “reopening” theme, the distressed segment outperformed as investors searched for additional yield. The Energy sector was the top performing high yield sector for the period. Sectors that are more correlated with further economic reopening and improvement posted strong returns, notably the Transportation and Leisure sectors. Defensive sectors, including Telecom, lagged during the period. These factors furthered the rally in high yield, resulting in spread levels edging quite close to the October 2018 tight of 316 bps.

Portfolio Commentary (Continued)
First Trust High Income Long/Short Fund (FSD)
Annual Report
October 31, 2021 (Unaudited)
Turning to performance, the Fund outperformed the ICE BofA US High Yield Constrained Index (the “Benchmark”), for the 12-month period ended October 31, 2021, with a return*** of 29.67% on a share price basis and 12.88% on a net asset value (“NAV”) basis, compared to the Benchmark6, which returned 10.75% for the period. Given the gains in high yield, the outperformance during the period was driven by the additional high yield exposure from the effective leverage within the Fund. We continue to hold short Treasury positions that are expressed in the belly of the curve7 and are used to reduce the portfolio’s exposure to interest rate risk, while at the same time purchasing additional high yield securities to lever up the portfolio8. From a sector perspective, issue selection within the Technology & Electronic sector and Energy-Exploration & Production subsector along with positioning within Aerospace & Defense benefitted performance over the year. Alternatively, the underweight to the distressed segment of the market, defined as bonds with spreads greater than 1,000 bps, detracted from relative performance over the period. Additionally, issue selection within the Consumer Goods sector along with positioning within the Services sector weighed on results, as did the Fund’s overweight positioning within the Telecom sector.
From an income perspective, the monthly distribution rate began the period at $0.110 per share and ended at $0.105 per share. At the $0.105 per share monthly distribution rate, the annualized distribution rate at October 31, 2021 was 7.77% at NAV and 7.85% at market price. For the year ended October 31, 2021, 71.89% of the distributions were characterized as ordinary income and 28.11% of the distributions were characterized as return of capital. The final determination of the source and tax status of all 2021 distributions will be made after the end of 2021 and will be provided on Form 1099-DIV. Not to be construed as tax advice. Please consult your tax advisor for further information regarding tax matters.
Outlook
With supply chain constraints and inflation pressures persisting into the fall of 2021, central bank communications in a number of advanced economies turned more hawkish in October. This includes communications from the Bank of England, the Reserve Bank of Australia and the Bank of Canada. Even the Fed, which continues to stress its patient approach to withdrawing accommodation, has flagged the risk that inflation pressures may continue for longer than previously anticipated. Given these communications and the inflation backdrop, markets have brought forward their expectations for the start of policy rate increases in most advanced economies. Equity markets have continued to perform well, suggesting a relatively benign market narrative of gradual monetary tightening that tamps down inflation risks without derailing growth. To this point, in the United States stagflation worries have begun to fade in the face of evidence that household spending on services has begun to pick up now that the late-summer COVID-19 wave has crested. Given the pickup in economic activity, job growth has accelerated as well.
***	Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share for NAV returns and changes in Common Share Price for market value returns. Total returns do not reflect sales load and are not annualized for periods of less than one year. Past performance is not indicative of future results.

Portfolio Commentary (Continued)
First Trust High Income Long/Short Fund (FSD)
Annual Report
October 31, 2021 (Unaudited)
We continue to expect a solid rebound in growth after a disappointing third quarter, and further strong gains in the labor market. If those gains continue through the spring of 2022, it would set the stage for the Fed to initiate interest rate increases in the third quarter of 2022, in our opinion, hard on the heels of the end of quantitative easing in June 2022. Given the positive macroeconomic back drop and our expectations for corporate fundamentals to remain favorable, we view high yield as an attractive place for investors to deploy capital.
Fund Notes:
1 ICE BofA US High Yield Master II Index.
2 The ICE BofA BB U.S. High Yield Index (H0A1) is a subset of ICE BofA U.S. High Yield Index including all securities rated BB1 through BB3, inclusive.
3 ICE BofA Single-B U.S. High Yield Index (H0A2) is a subset of ICE BofA U.S. High Yield Index including all securities rated B1 through B3, inclusive.
4 ICE BofA CCC & Lower U.S. High Yield Index (H0A3) is a subset of ICE BofA U.S. High Yield Index including all securities rated CCC1 or lower.
5 ICE BofA U.S. Distressed High Yield Index (H0DI) is a subset of ICE BofA U.S. High Yield Index including all securities with an option-adjusted spread greater than or equal to 1,000 basis points.
6 ICE BofA U.S. High Yield Master II Constrained Index tracks the performance of US dollar denominated below investment grade corporate debt publicly issued in the US domestic market but caps issuer exposure at 2%. ICE BofA utilizes its own composite scale, similar to those of Moody’s, S&P and Fitch, when publishing a composite rating on an index constituent (e.g. BBB3, BBB2, BBB1). Index constituent composite ratings are the simple averages of numerical equivalent values of the ratings from Moody’s, S&P and Fitch. If only two of the designated agencies rate a bond, the composite rating is based on an average of the two. Likewise, if only one of the designated agencies rates a bond, the composite rating is based on that one rating.
7 Belly of yield curve is the middle of the yield curve; generally considered to be bond maturities from two years up to, but not including, the ten-year bond.
8 Lever up is to use leverage. Leverage is a technique where a fund’s manager borrows assets at one rate and invests the proceeds from the borrowed assets at another rate, seeking to increase yield and total return. Use of leverage can result in additional risk and cost and can magnify the effect of any losses.
SOURCE INFORMATION
ICE Data Indices, LLC (“ICE Data”), is used with permission. ICE® is a registered trademark of ICE Data or its affiliates and BofA® is a registered trademark of Bank of America Corporation licensed by Bank of America Corporation and its affiliates (“BofA”) and may not be used without BofA’s prior written approval. ICE data, its affiliates and their respective third party suppliers disclaim any and all warranties and representations, express and/or implied, including any warranties of merchantability or fitness for a particular purpose or use, including the indices, index data and any data included in, related to, or derived therefrom. Neither ICE Data, its affiliates nor their respective third party suppliers shall be subject to any damages or liability with respect to the adequacy, accuracy, timeliness or completeness of the indices or the index data or any component thereof, and the indices and index data and all components thereof are provided on an “as is” basis and your use is at your own risk. ICE data, its affiliates and their respective third party suppliers do not sponsor, endorse, or recommend MacKay Shields LLC, or any of its products or services.
Copyright ©2021, Markit Economics Limited. All rights reserved and all intellectual property rights retained by Markit Economics Limited.
IMPORTANT DISCLOSURES
Availability of this document and products and services provided by MacKay Shields LLC ( “MacKay Shields”) may be limited by applicable laws and regulations in certain jurisdictions and this document is provided only for persons to whom this document and the products and services of MacKay Shields may otherwise lawfully be issued or made available. None of the products and services provided by MacKay Shields are offered to any person in any jurisdiction where such offering would be contrary to local law or regulation. This document is provided for information purposes only. It does not constitute investment advice and should not be construed as an offer to buy securities. The contents of this document have not been reviewed by any regulatory authority in any jurisdiction.
This material contains the opinions of the Global Fixed Income team but not necessarily those of MacKay Shields. The opinions expressed herein are subject to change without notice. This material is distributed for informational purposes only. Forecasts, estimates, and opinions contained herein should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Information contained herein has been obtained from sources believed to be reliable, but not guaranteed. Any forward-looking statements speak only as of the date they are made and MacKay Shields assumes no duty and does not undertake to update forward-looking statements. No part of this document may be reproduced in any form, or referred to in any other publication, without express written permission of MacKay Shields LLC. ©2020, MacKay Shields LLC. All Rights Reserved.
Past performance is not indicative of future results.

First Trust High Income Long/Short Fund (FSD)
Portfolio of Investments
October 31, 2021
Principal Value	Description	Stated Coupon	Stated Maturity	Value
CORPORATE BONDS AND NOTES – 98.7%
	Automotive – 4.4%
$2,195,000	Dornoch Debt Merger Sub, Inc. (a)	6.63%	10/15/29	$2,167,563
2,070,000	Ford Motor Co.	8.50%	04/21/23	2,272,343
2,170,000	Ford Motor Co. (b)	9.00%	04/22/25	2,612,137
1,400,000	Ford Motor Co.	4.35%	12/08/26	1,498,518
1,528,000	Ford Motor Co.	7.45%	07/16/31	2,024,600
4,605,000	Ford Motor Credit Co., LLC (b)	4.13%	08/17/27	4,892,812
5,000,000	Ford Motor Credit Co., LLC (b)	5.11%	05/03/29	5,562,500
2,805,000	Thor Industries, Inc. (a) (b)	4.00%	10/15/29	2,781,298
				23,811,771
	Basic Industry – 7.4%
1,370,000	BCPE Ulysses Intermediate, Inc. (a) (c)	7.75%	04/01/27	1,322,577
645,000	Brundage-Bone Concrete Pumping Holdings, Inc. (a) (b)	6.00%	02/01/26	676,121
3,495,000	Builders FirstSource, Inc. (a) (b)	6.75%	06/01/27	3,687,225
630,000	Builders FirstSource, Inc. (a)	4.25%	02/01/32	635,909
1,285,000	Coeur Mining, Inc. (a)	5.13%	02/15/29	1,246,643
3,515,000	Cornerstone Building Brands, Inc. (a) (b)	6.13%	01/15/29	3,651,206
2,540,000	Dycom Industries, Inc. (a) (b)	4.50%	04/15/29	2,581,275
1,150,000	Foundation Building Materials, Inc. (a)	6.00%	03/01/29	1,111,544
900,000	Great Lakes Dredge & Dock Corp. (a)	5.25%	06/01/29	916,668
2,445,000	JELD-WEN, Inc. (a) (b)	4.88%	12/15/27	2,533,631
2,979,000	KB Home (b)	7.50%	09/15/22	3,139,121
1,820,000	LGI Homes, Inc. (a) (b)	4.00%	07/15/29	1,772,225
1,855,000	Meritage Homes Corp.	6.00%	06/01/25	2,085,029
1,125,000	Novelis Corp. (a)	3.25%	11/15/26	1,123,594
885,000	Novelis Corp. (a)	3.88%	08/15/31	865,132
2,045,000	Olin Corp. (b)	5.13%	09/15/27	2,126,800
1,145,000	Olympus Water US Holding Corp. (a)	4.25%	10/01/28	1,127,253
640,000	Olympus Water US Holding Corp. (a)	6.25%	10/01/29	639,306
1,365,000	Park River Holdings, Inc. (a)	5.63%	02/01/29	1,275,340
1,390,000	TopBuild Corp. (a)	4.13%	02/15/32	1,403,900
3,765,000	TRI Pointe Group, Inc./TRI Pointe Homes, Inc. (b)	5.88%	06/15/24	4,175,385
770,000	Weekley Homes LLC/Weekley Finance Corp. (a)	4.88%	09/15/28	799,314
1,055,000	White Cap Parent LLC (a) (d)	8.25%	03/15/26	1,068,198
				39,963,396
	Capital Goods – 6.5%
1,065,000	Amsted Industries, Inc. (a)	5.63%	07/01/27	1,109,906
1,589,000	Berry Global, Inc. (a) (b)	4.50%	02/15/26	1,614,821
1,470,000	EnerSys (a)	4.38%	12/15/27	1,545,360
2,245,000	Graham Packaging Co., Inc. (a)	7.13%	08/15/28	2,313,068
81,000	Howmet Aerospace, Inc.	6.88%	05/01/25	93,958
2,605,000	Howmet Aerospace, Inc. (b)	3.00%	01/15/29	2,569,181
3,100,000	Mauser Packaging Solutions Holding Co. (a) (b)	5.50%	04/15/24	3,113,950
1,700,000	Mauser Packaging Solutions Holding Co. (a) (b)	7.25%	04/15/25	1,648,541
2,870,000	Owens-Brockway Glass Container, Inc. (a) (b)	6.63%	05/13/27	3,070,900
530,000	Plastipak Holdings, Inc. (a)	6.25%	10/15/25	540,271
625,000	TransDigm, Inc. (a)	8.00%	12/15/25	665,625
2,685,000	TransDigm, Inc. (a) (b)	6.25%	03/15/26	2,809,181
3,055,000	TransDigm, Inc. (b)	5.50%	11/15/27	3,131,375
2,660,000	Trident TPI Holdings, Inc. (a) (b)	6.63%	11/01/25	2,709,583
2,515,000	TriMas Corp. (a) (b)	4.13%	04/15/29	2,549,783
990,000	Triumph Group, Inc. (a)	8.88%	06/01/24	1,091,732
550,000	Triumph Group, Inc. (a)	6.25%	09/15/24	549,841
See Notes to Financial Statements

First Trust High Income Long/Short Fund (FSD)
Portfolio of Investments (Continued)
October 31, 2021
Principal Value	Description	Stated Coupon	Stated Maturity	Value
CORPORATE BONDS AND NOTES (Continued)
	Capital Goods (Continued)
$3,905,000	Triumph Group, Inc.	7.75%	08/15/25	$3,976,208
				35,103,284
	Consumer Goods – 7.5%
3,975,000	CD&R Smokey Buyer, Inc. (a) (b)	6.75%	07/15/25	4,203,562
750,000	Chobani LLC/Chobani Finance Corp., Inc. (a)	7.50%	04/15/25	780,000
600,000	Chobani LLC/Chobani Finance Corp., Inc. (a)	4.63%	11/15/28	614,961
3,545,000	Darling Ingredients, Inc. (a) (b)	5.25%	04/15/27	3,677,938
2,120,000	Edgewell Personal Care Co. (a) (b)	5.50%	06/01/28	2,220,500
1,185,000	Energizer Holdings, Inc. (a)	4.38%	03/31/29	1,137,008
2,600,000	JBS USA Food Co. (a)	7.00%	01/15/26	2,707,250
3,430,000	Kraft Heinz Foods Co. (b)	5.00%	07/15/35	4,223,829
1,855,000	Kronos Acquisition Holdings, Inc./KIK Custom Products, Inc. (a)	5.00%	12/31/26	1,838,769
5,560,000	Kronos Acquisition Holdings, Inc./KIK Custom Products, Inc. (a) (b)	7.00%	12/31/27	5,386,111
1,585,000	Mattel, Inc. (a) (b)	5.88%	12/15/27	1,705,856
893,000	Newell Brands, Inc.	5.88%	04/01/36	1,084,022
1,000,000	Performance Food Group, Inc. (a)	4.25%	08/01/29	1,001,250
1,765,000	Post Holdings, Inc. (a) (b)	5.75%	03/01/27	1,833,394
2,760,000	Post Holdings, Inc. (a) (b)	4.63%	04/15/30	2,777,250
3,800,000	Primo Water Holdings, Inc. (a) (b)	4.38%	04/30/29	3,770,823
1,100,000	Simmons Foods, Inc./Simmons Prepared Foods, Inc./Simmons Pet Food, Inc./Simmons Feed (a)	4.63%	03/01/29	1,112,375
740,000	Triton Water Holdings, Inc. (a)	6.25%	04/01/29	738,505
				40,813,403
	Energy – 16.8%
1,200,000	Aethon United BR L.P./Aethon United Finance Corp. (a)	8.25%	02/15/26	1,290,552
600,000	Apache Corp.	5.10%	09/01/40	673,179
2,170,000	Archrock Partners L.P./Archrock Partners Finance Corp. (a)	6.25%	04/01/28	2,248,662
1,560,000	Ascent Resources Utica Holdings LLC/ARU Finance Corp. (a)	7.00%	11/01/26	1,611,324
970,000	Ascent Resources Utica Holdings LLC/ARU Finance Corp. (a) (b)	8.25%	12/31/28	1,059,090
2,624,000	Ascent Resources Utica Holdings LLC/ARU Finance Corp. (a) (b)	5.88%	06/30/29	2,659,503
2,369,000	Centennial Resource Production LLC (a)	6.88%	04/01/27	2,425,264
755,000	Cheniere Energy Partners L.P.	4.50%	10/01/29	807,042
1,020,000	Cheniere Energy, Inc.	4.63%	10/15/28	1,070,949
1,100,000	CNX Midstream Partners L.P. (a)	4.75%	04/15/30	1,102,750
2,080,000	CNX Resources Corp. (a)	7.25%	03/14/27	2,214,160
322,000	CNX Resources Corp. (a)	6.00%	01/15/29	340,113
391,000	Continental Resources, Inc./OK	4.38%	01/15/28	427,168
1,025,000	CrownRock L.P./CrownRock Finance, Inc. (a)	5.00%	05/01/29	1,057,031
934,000	DCP Midstream Operating L.P.	5.13%	05/15/29	1,058,941
2,650,000	Delek Logistics Partners LP/Delek Logistics Finance Corp. (a) (b)	7.13%	06/01/28	2,779,187
2,096,000	Endeavor Energy Resources L.P./ EER Finance, Inc. (a)	6.63%	07/15/25	2,212,930
610,000	EnLink Midstream LLC (a)	5.63%	01/15/28	647,614
5,435,000	EnLink Midstream LLC (b)	5.38%	06/01/29	5,632,019
1,825,000	EQM Midstream Partners L.P. (a)	6.50%	07/01/27	2,032,703
1,700,000	EQM Midstream Partners L.P.	5.50%	07/15/28	1,874,555
3,620,000	EQM Midstream Partners L.P. (a) (b)	4.75%	01/15/31	3,752,492
791,000	Hess Midstream Operations L.P. (a)	5.63%	02/15/26	820,663
1,040,000	Hess Midstream Operations L.P. (a)	4.25%	02/15/30	1,041,300
1,845,000	Hilcorp Energy I L.P./Hilcorp Finance Co. (a)	5.75%	02/01/29	1,874,981
600,000	Hilcorp Energy I L.P./Hilcorp Finance Co. (a)	6.00%	02/01/31	616,718
210,000	Laredo Petroleum, Inc.	10.13%	01/15/28	224,700
1,785,000	Laredo Petroleum, Inc. (a)	7.75%	07/31/29	1,761,402

See Notes to Financial Statements

First Trust High Income Long/Short Fund (FSD)
Portfolio of Investments (Continued)
October 31, 2021
Principal Value	Description	Stated Coupon	Stated Maturity	Value
CORPORATE BONDS AND NOTES (Continued)
	Energy (Continued)
$4,280,000	Occidental Petroleum Corp. (b)	8.50%	07/15/27	$5,333,950
3,070,000	Occidental Petroleum Corp. (b)	6.63%	09/01/30	3,760,443
1,800,000	Occidental Petroleum Corp.	6.13%	01/01/31	2,157,750
747,000	Occidental Petroleum Corp.	4.63%	06/15/45	774,131
2,053,000	Occidental Petroleum Corp. (b)	4.40%	04/15/46	2,079,722
3,195,000	PBF Holding Co., LLC/PBF Finance Corp. (a) (b)	9.25%	05/15/25	3,122,106
1,445,000	PBF Logistics LP/PBF Logistics Finance Corp.	6.88%	05/15/23	1,402,885
1,925,000	Renewable Energy Group, Inc. (a)	5.88%	06/01/28	2,026,062
725,000	Rockcliff Energy II LLC (a)	5.50%	10/15/29	744,756
1,070,000	SM Energy Co.	6.50%	07/15/28	1,119,488
730,000	Southwestern Energy Co.	8.38%	09/15/28	814,863
3,265,000	Southwestern Energy Co. (b)	5.38%	03/15/30	3,448,591
565,000	Summit Midstream Holdings LLC/Summit Midstream Finance Corp. (a)	8.50%	10/15/26	568,904
770,000	Sunoco L.P./Sunoco Finance Corp.	6.00%	04/15/27	807,538
2,240,000	Sunoco L.P./Sunoco Finance Corp.	4.50%	05/15/29	2,268,000
920,000	Tap Rock Resources LLC (a)	7.00%	10/01/26	949,054
2,000,000	Targa Resources Partners L.P./Targa Resources Partners Finance Corp.	5.00%	01/15/28	2,107,180
1,645,000	Targa Resources Partners L.P./Targa Resources Partners Finance Corp.	6.88%	01/15/29	1,844,456
730,000	Targa Resources Partners L.P./Targa Resources Partners Finance Corp.	5.50%	03/01/30	803,212
1,500,000	USA Compression Partners L.P./USA Compression Finance Corp.	6.88%	04/01/26	1,552,500
1,830,000	USA Compression Partners L.P./USA Compression Finance Corp.	6.88%	09/01/27	1,903,200
1,720,000	Venture Global Calcasieu Pass LLC (a)	3.88%	08/15/29	1,755,174
2,310,000	Venture Global Calcasieu Pass LLC (a) (b)	4.13%	08/15/31	2,393,622
909,000	Western Midstream Operating L.P.	4.50%	03/01/28	985,788
1,251,000	Western Midstream Operating L.P.	5.30%	02/01/30	1,372,972
				91,413,339
	Financial Services – 2.9%
2,635,000	Fortress Transportation and Infrastructure Investors LLC (a) (b)	5.50%	05/01/28	2,644,881
2,100,000	Icahn Enterprises L.P./Icahn Enterprises Finance Corp.	5.25%	05/15/27	2,186,625
270,000	LD Holdings Group LLC (a)	6.13%	04/01/28	247,861
1,395,000	LPL Holdings, Inc. (a) (b)	4.63%	11/15/27	1,438,594
1,010,000	Midcap Financial Issuer Trust (a)	6.50%	05/01/28	1,049,138
1,540,000	OneMain Finance Corp.	6.13%	03/15/24	1,640,100
765,000	OneMain Finance Corp. (b)	8.88%	06/01/25	830,025
610,000	OneMain Finance Corp.	3.50%	01/15/27	597,038
1,011,000	OneMain Finance Corp. (b)	5.38%	11/15/29	1,080,506
1,225,000	PennyMac Financial Services, Inc. (a)	5.38%	10/15/25	1,264,812
2,640,000	Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc. (a)	3.63%	03/01/29	2,623,500
				15,603,080
	Healthcare – 8.9%
3,065,000	Avantor Funding, Inc. (a)	3.88%	11/01/29	3,067,850
1,425,000	Bausch Health Americas, Inc. (a)	8.50%	01/31/27	1,514,063
2,775,000	Carriage Services, Inc. (a) (b)	4.25%	05/15/29	2,783,325
1,365,000	Catalent Pharma Solutions, Inc. (a)	3.50%	04/01/30	1,356,469
2,325,000	Centene Corp.	4.63%	12/15/29	2,511,000
875,000	CHS/Community Health Systems, Inc. (a)	6.63%	02/15/25	911,094
4,765,000	CHS/Community Health Systems, Inc. (a) (b)	8.00%	03/15/26	5,038,987
765,000	CHS/Community Health Systems, Inc. (a)	5.63%	03/15/27	801,491
1,485,000	CHS/Community Health Systems, Inc. (a)	6.00%	01/15/29	1,566,675
See Notes to Financial Statements

First Trust High Income Long/Short Fund (FSD)
Portfolio of Investments (Continued)
October 31, 2021
Principal Value	Description	Stated Coupon	Stated Maturity	Value
CORPORATE BONDS AND NOTES (Continued)
	Healthcare (Continued)
$1,930,000	CHS/Community Health Systems, Inc. (a)	6.88%	04/15/29	$1,988,575
1,665,000	HealthEquity, Inc. (a)	4.50%	10/01/29	1,685,812
2,779,000	Mozart Debt Merger Sub, Inc. (a) (b)	3.88%	04/01/29	2,770,580
740,000	Mozart Debt Merger Sub, Inc. (a)	5.25%	10/01/29	752,025
732,000	Ortho-Clinical Diagnostics, Inc./Ortho-Clinical Diagnostics S.A. (a)	7.38%	06/01/25	769,369
2,065,000	Par Pharmaceutical, Inc. (a)	7.50%	04/01/27	2,086,393
885,000	PRA Health Sciences, Inc. (a)	2.88%	07/15/26	891,664
1,325,000	Prestige Brands, Inc. (a) (b)	5.13%	01/15/28	1,382,969
990,000	Prestige Brands, Inc. (a)	3.75%	04/01/31	957,825
4,750,000	Service Corp International (b)	7.50%	04/01/27	5,777,377
615,000	Syneos Health, Inc. (a)	3.63%	01/15/29	607,774
1,730,000	Teleflex, Inc. (a)	4.25%	06/01/28	1,779,694
7,000,000	Tenet Healthcare Corp. (a) (b)	6.13%	10/01/28	7,358,400
				48,359,411
	Insurance – 1.0%
3,500,000	Lincoln National Corp., 3 Mo. LIBOR + 2.36% (b) (e)	2.48%	05/17/66	3,185,000
1,275,000	MGIC Investment Corp.	5.25%	08/15/28	1,358,003
505,000	NMI Holdings, Inc. (a)	7.38%	06/01/25	580,861
				5,123,864
	Leisure – 3.9%
1,730,000	Affinity Gaming (a)	6.88%	12/15/27	1,795,654
500,000	Boyd Gaming Corp. (a)	8.63%	06/01/25	540,985
1,290,000	Caesars Entertainment, Inc. (a)	6.25%	07/01/25	1,358,499
2,121,000	Caesars Entertainment, Inc. (a)	8.13%	07/01/27	2,378,277
1,055,000	Caesars Resort Collection LLC/CRC Finco, Inc. (a)	5.75%	07/01/25	1,109,860
1,200,000	Everi Holdings, Inc. (a)	5.00%	07/15/29	1,230,000
2,980,000	Mohegan Gaming & Entertainment (a) (b)	8.00%	02/01/26	3,069,400
3,300,000	Park Intermediate Holdings LLC/PK Domestic Property LLC/PK Finance Co-Issuer (a) (b)	4.88%	05/15/29	3,345,425
2,005,000	Penn National Gaming, Inc. (a)	4.13%	07/01/29	1,957,381
3,175,000	Scientific Games International, Inc. (a) (b)	7.00%	05/15/28	3,434,397
775,000	Station Casinos LLC (a)	4.50%	02/15/28	781,781
				21,001,659
	Media – 7.5%
1,235,000	Arches Buyer, Inc. (a)	4.25%	06/01/28	1,246,498
2,300,000	Arches Buyer, Inc. (a) (b)	6.13%	12/01/28	2,323,000
3,330,000	CCO Holdings LLC/CCO Holdings Capital Corp. (a) (b)	4.75%	03/01/30	3,442,387
3,500,000	CSC Holdings LLC (b)	5.25%	06/01/24	3,688,125
2,325,000	CSC Holdings LLC (a) (b)	5.50%	04/15/27	2,403,469
5,480,000	CSC Holdings LLC (a) (b)	4.63%	12/01/30	5,028,092
595,000	Diamond Sports Group LLC/Diamond Sports Finance Co. (a)	5.38%	08/15/26	337,368
1,455,000	DIRECTV Holdings LLC/DIRECTV Financing Co, Inc. (a) (b)	5.88%	08/15/27	1,510,145
900,000	DISH DBS Corp.	5.88%	11/15/24	959,625
1,200,000	DISH DBS Corp.	7.75%	07/01/26	1,335,000
3,520,000	DISH DBS Corp. (b)	7.38%	07/01/28	3,704,800
1,255,000	iHeartCommunications, Inc. (a)	5.25%	08/15/27	1,283,376
1,250,000	iHeartCommunications, Inc. (a)	4.75%	01/15/28	1,259,475
725,000	Match Group Holdings II LLC (a) (b)	3.63%	10/01/31	704,693
945,000	News Corp. (a)	3.88%	05/15/29	960,356
3,520,000	Nexstar Media, Inc. (a) (b)	5.63%	07/15/27	3,718,000
2,175,000	Sirius XM Radio, Inc. (a)	4.13%	07/01/30	2,163,959

See Notes to Financial Statements

First Trust High Income Long/Short Fund (FSD)
Portfolio of Investments (Continued)
October 31, 2021
Principal Value	Description	Stated Coupon	Stated Maturity	Value
CORPORATE BONDS AND NOTES (Continued)
	Media (Continued)
$1,838,000	TEGNA, Inc.	4.63%	03/15/28	$1,856,380
655,000	TripAdvisor, Inc. (a)	7.00%	07/15/25	693,481
880,000	Univision Communications, Inc. (a)	4.50%	05/01/29	891,396
1,235,000	Urban One, Inc. (a)	7.38%	02/01/28	1,298,034
				40,807,659
	Real Estate – 2.9%
1,199,000	Iron Mountain, Inc. (a) (b)	4.88%	09/15/27	1,238,723
1,845,000	Iron Mountain, Inc. (a) (b)	5.25%	03/15/28	1,923,412
1,575,000	Iron Mountain, Inc. (a) (b)	5.25%	07/15/30	1,646,670
1,375,000	Iron Mountain, Inc. (a) (b)	4.50%	02/15/31	1,390,531
910,000	Iron Mountain, Inc. (a)	5.63%	07/15/32	971,593
890,000	Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp. (a)	4.75%	06/15/29	897,788
1,845,000	MGM Growth Properties Operating Partnership L.P./MGP Finance Co-Issuer, Inc.	5.63%	05/01/24	2,003,851
905,000	Realogy Group LLC/Realogy Co-Issuer Corp. (a)	5.75%	01/15/29	938,938
1,840,000	SBA Communications Corp. (a) (b)	3.13%	02/01/29	1,768,700
1,934,000	Service Properties Trust	7.50%	09/15/25	2,141,376
925,000	XHR LP (a)	4.88%	06/01/29	950,160
				15,871,742
	Retail – 7.0%
4,290,000	Albertsons Cos, Inc./Safeway, Inc./New Albertsons L.P./Albertsons LLC (a) (b)	3.50%	03/15/29	4,233,951
390,000	Ambience Merger Sub, Inc. (a)	4.88%	07/15/28	383,397
2,150,000	Arko Corp. (a)	5.13%	11/15/29	2,101,303
817,000	Bath & Body Works, Inc. (a)	9.38%	07/01/25	1,014,101
4,100,000	Bath & Body Works, Inc. (b)	7.50%	06/15/29	4,636,075
1,200,000	Bath & Body Works, Inc. (a)	6.63%	10/01/30	1,345,224
1,085,000	Carvana Co. (a)	5.50%	04/15/27	1,094,494
640,000	CP Atlas Buyer, Inc. (a)	7.00%	12/01/28	620,253
2,085,000	Foot Locker, Inc. (a)	4.00%	10/01/29	2,069,717
555,000	Group 1 Automotive, Inc. (a)	4.00%	08/15/28	555,805
2,000,000	Hanesbrands, Inc. (a)	4.63%	05/15/24	2,087,500
700,000	LCM Investments Holdings II LLC (a)	4.88%	05/01/29	719,649
275,000	Macy’s Retail Holdings LLC	2.88%	02/15/23	278,094
2,425,000	Macy’s Retail Holdings LLC	3.63%	06/01/24	2,509,147
2,500,000	Macy’s Retail Holdings LLC (a) (b)	5.88%	04/01/29	2,667,413
1,900,000	Michaels Cos (The), Inc. (a)	5.25%	05/01/28	1,921,470
1,620,000	Michaels Cos (The), Inc. (a)	7.88%	05/01/29	1,638,614
2,680,000	QVC, Inc. (b)	4.38%	09/01/28	2,743,704
2,795,000	Sonic Automotive, Inc. (a)	4.63%	11/15/29	2,806,599
2,615,000	Victoria’s Secret & Co. (a)	4.63%	07/15/29	2,629,775
				38,056,285
	Services – 9.5%
1,870,000	Allied Universal Holdco LLC/Allied Universal Finance Corp. (a) (b)	6.63%	07/15/26	1,968,646
3,505,000	Allied Universal Holdco LLC/Allied Universal Finance Corp. (a) (b)	9.75%	07/15/27	3,772,256
685,000	Allied Universal Holdco LLC/Allied Universal Finance Corp. (a)	6.00%	06/01/29	676,112
1,945,000	APX Group, Inc. (a)	6.75%	02/15/27	2,054,406
555,000	APX Group, Inc. (a)	5.75%	07/15/29	550,838
390,000	Avis Budget Car Rental LLC/Avis Budget Finance, Inc. (a)	5.38%	03/01/29	410,963
See Notes to Financial Statements

First Trust High Income Long/Short Fund (FSD)
Portfolio of Investments (Continued)
October 31, 2021
Principal Value	Description	Stated Coupon	Stated Maturity	Value
CORPORATE BONDS AND NOTES (Continued)
	Services (Continued)
$1,250,000	Brink’s (The) Co. (a) (b)	5.50%	07/15/25	$1,311,688
625,000	Clarivate Science Holdings Corp. (a)	3.88%	07/01/28	618,750
2,420,000	Clean Harbors, Inc. (a) (b)	4.88%	07/15/27	2,522,850
1,900,000	CoreLogic, Inc. (a)	4.50%	05/01/28	1,879,708
950,000	GYP Holdings III Corp. (a) (b)	4.63%	05/01/29	939,312
3,045,000	H&E Equipment Services, Inc. (a) (b)	3.88%	12/15/28	3,037,387
3,605,000	Herc Holdings, Inc. (a) (b)	5.50%	07/15/27	3,762,719
1,450,000	Imola Merger Corp. (a)	4.75%	05/15/29	1,491,615
1,062,000	LBM Acquisition LLC (a)	6.25%	01/15/29	1,033,002
1,445,000	NESCO Holdings II, Inc. (a) (b)	5.50%	04/15/29	1,464,869
805,000	Picasso Finance Sub, Inc. (a) (b)	6.13%	06/15/25	848,269
1,915,000	Prime Security Services Borrower LLC/Prime Finance, Inc. (a)	3.38%	08/31/27	1,836,763
1,800,000	Sotheby’s (a)	7.38%	10/15/27	1,903,392
2,065,000	Sotheby’s/Bidfair Holdings, Inc. (a)	5.88%	06/01/29	2,111,462
2,200,000	Staples, Inc. (a) (b)	7.50%	04/15/26	2,225,256
790,000	Uber Technologies, Inc. (a)	6.25%	01/15/28	849,290
2,165,000	United Rentals North America, Inc.	3.75%	01/15/32	2,162,510
4,765,000	WASH Multifamily Acquisition, Inc. (a) (b)	5.75%	04/15/26	4,931,775
3,650,000	Waste Pro USA, Inc. (a) (b)	5.50%	02/15/26	3,613,500
880,000	WESCO Distribution, Inc. (a)	7.13%	06/15/25	933,900
1,045,000	WESCO Distribution, Inc. (a)	7.25%	06/15/28	1,153,847
225,000	White Cap Buyer LLC (a)	6.88%	10/15/28	232,011
855,000	Williams Scotsman International, Inc. (a)	4.63%	08/15/28	884,925
640,000	ZoomInfo Technologies LLC/ZoomInfo Finance Corp. (a)	3.88%	02/01/29	636,800
				51,818,821
	Technology & Electronics – 4.5%
900,000	Boxer Parent Co., Inc. (a)	7.13%	10/02/25	959,625
2,380,000	CommScope, Inc. (a)	6.00%	03/01/26	2,454,375
2,540,000	CommScope, Inc. (a)	8.25%	03/01/27	2,591,689
4,996,000	Dell International LLC/EMC Corp. (b)	8.35%	07/05/46	8,308,047
800,000	Endure Digital, Inc. (a)	6.00%	02/15/29	737,368
1,900,000	Entegris, Inc. (a)	4.38%	04/15/28	1,971,250
2,330,000	Go Daddy Operating Co., LLC/GD Finance Co., Inc. (a) (b)	5.25%	12/01/27	2,420,287
2,220,000	NCR Corp. (a)	5.13%	04/15/29	2,272,903
585,000	Presidio Holdings, Inc. (a)	8.25%	02/01/28	622,323
2,320,000	Viavi Solutions, Inc. (a)	3.75%	10/01/29	2,306,196
				24,644,063
	Telecommunications – 5.0%
1,200,000	Cable One, Inc. (a)	4.00%	11/15/30	1,180,362
720,000	Embarq Corp.	8.00%	06/01/36	796,889
5,925,000	Level 3 Financing, Inc. (b)	5.38%	05/01/25	6,071,643
3,685,000	Level 3 Financing, Inc. (a) (b)	3.63%	01/15/29	3,477,719
1,500,000	Level 3 Financing, Inc. (a)	3.75%	07/15/29	1,419,375
3,295,000	Lumen Technologies, Inc. (a) (b)	5.38%	06/15/29	3,311,475
3,220,000	Lumen Technologies, Inc., Series P (b)	7.60%	09/15/39	3,559,066
2,045,000	Sprint Capital Corp. (b)	8.75%	03/15/32	3,063,410
3,685,000	Sprint Corp. (b)	7.63%	03/01/26	4,422,000
				27,301,939
	Transportation – 2.2%
646,094	American Airlines 2013-2 Class A Pass Through Trust	4.95%	01/15/23	659,201
3,825,000	American Airlines Group, Inc. (a) (b)	3.75%	03/01/25	3,499,110
1,540,000	American Airlines, Inc. (a)	11.75%	07/15/25	1,909,600

See Notes to Financial Statements

First Trust High Income Long/Short Fund (FSD)
Portfolio of Investments (Continued)
October 31, 2021
Principal Value	Description	Stated Coupon	Stated Maturity	Value
CORPORATE BONDS AND NOTES (Continued)
	Transportation (Continued)
$714,000	First Student Bidco, Inc./First Transit Parent, Inc. (a)	4.00%	07/31/29	$698,827
758,265	JetBlue 2020-1 Class B Pass Through Trust	7.75%	11/15/28	892,288
1,300,000	Mileage Plus Holdings LLC/Mileage Plus Intellectual Property Assets Ltd. (a) (b)	6.50%	06/20/27	1,416,493
685,000	United Airlines, Inc. (a)	4.38%	04/15/26	709,468
895,000	United Airlines, Inc. (a)	4.63%	04/15/29	923,846
1,289,533	US Airways 2000-3C Pass Through Trust	8.39%	03/01/22	1,290,836
				11,999,669
	Utility – 0.8%
655,000	Calpine Corp. (a)	3.75%	03/01/31	629,632
470,000	Clearway Energy Operating LLC (a)	3.75%	02/15/31	465,899
1,690,000	Clearway Energy Operating LLC (a)	3.75%	01/15/32	1,683,967
1,310,000	Vistra Operations Co. LLC (a)	4.38%	05/01/29	1,298,537
				4,078,035
	Total Corporate Bonds and Notes			535,771,420
	(Cost $513,339,273)
Principal Value (Local Currency)	Description	Stated Coupon	Stated Maturity	Value (US Dollars)
FOREIGN CORPORATE BONDS AND NOTES – 21.2%
	Agency – 0.5%
2,250,000	Petroleos Mexicanos (USD)	6.50%	03/13/27	2,401,605
	Automotive – 0.8%
918,000	Clarios Global L.P. (USD) (a)	6.75%	05/15/25	968,371
607,000	Clarios Global L.P./Clarios US Finance Co. (USD) (a)	6.25%	05/15/26	635,832
2,750,000	Clarios Global L.P./Clarios US Finance Co. (USD) (a) (b)	8.50%	05/15/27	2,924,680
				4,528,883
	Basic Industry – 1.8%
1,350,000	Ahlstrom-Munksjo Holding 3 Oy (USD) (a)	4.88%	02/04/28	1,349,933
1,900,000	James Hardie International Finance DAC (USD) (a) (b)	5.00%	01/15/28	1,978,375
1,325,000	NOVA Chemicals Corp. (USD) (a)	4.25%	05/15/29	1,309,431
2,250,000	SPCM S.A. (USD) (a)	3.38%	03/15/30	2,202,187
2,200,000	Stora Enso OYJ (USD) (a) (b)	7.25%	04/15/36	2,958,351
				9,798,277
	Capital Goods – 3.9%
1,815,000	Ardagh Metal Packaging Finance USA LLC/Ardagh Metal Packaging Finance PLC (USD) (a)	3.25%	09/01/28	1,778,700
1,385,000	Bombardier, Inc. (USD) (a)	7.13%	06/15/26	1,454,181
3,100,000	Bombardier, Inc. (USD) (a) (b)	7.88%	04/15/27	3,226,867
2,240,000	Canpack S.A./Canpack US LLC (USD) (a)	3.13%	11/01/25	2,254,000
1,880,000	Cascades, Inc./Cascades USA, Inc. (USD) (a)	5.38%	01/15/28	1,969,300
1,945,000	Intertape Polymer Group, Inc. (USD) (a)	4.38%	06/15/29	1,952,469
4,330,000	Titan Acquisition Ltd./Titan Co-Borrower LLC (USD) (a) (b)	7.75%	04/15/26	4,423,420
4,033,000	TK Elevator Holdco GmbH (USD) (a) (b)	7.63%	07/15/28	4,280,021
				21,338,958
	Consumer Goods – 1.2%
2,725,000	JBS USA LUX S.A./JBS USA Food Co./JBS USA Finance, Inc. (USD) (a) (b)	6.50%	04/15/29	3,017,938
See Notes to Financial Statements

First Trust High Income Long/Short Fund (FSD)
Portfolio of Investments (Continued)
October 31, 2021
Principal Value (Local Currency)	Description	Stated Coupon	Stated Maturity	Value (US Dollars)
FOREIGN CORPORATE BONDS AND NOTES (Continued)
	Consumer Goods (Continued)
1,000,000	JBS USA LUX S.A./JBS USA Food Co./JBS USA Finance, Inc. (USD) (a)	5.50%	01/15/30	$1,096,250
2,500,000	Minerva Luxembourg S.A. (USD) (a)	4.38%	03/18/31	2,379,875
				6,494,063
	Energy – 0.9%
2,065,000	MEG Energy Corp. (USD) (a) (b)	7.13%	02/01/27	2,170,831
1,100,000	Petrobras Global Finance BV (USD)	5.60%	01/03/31	1,150,600
1,975,000	Petrobras Global Finance BV (USD)	5.50%	06/10/51	1,748,863
				5,070,294
	Healthcare – 3.1%
4,130,000	Bausch Health Cos., Inc. (USD) (a) (b)	9.00%	12/15/25	4,337,822
4,600,000	Bausch Health Cos., Inc. (USD) (a) (b)	5.00%	01/30/28	4,255,000
2,980,000	Bausch Health Cos., Inc. (USD) (a) (b)	7.25%	05/30/29	3,025,594
1,250,000	Endo Luxembourg Finance Co I Sarl/Endo US, Inc. (USD) (a)	6.13%	04/01/29	1,231,350
3,850,000	Teva Pharmaceutical Finance Netherlands III B.V. (USD) (b)	7.13%	01/31/25	4,137,556
				16,987,322
	Leisure – 0.9%
1,030,000	Carnival Corp. (USD) (a)	6.00%	05/01/29	1,033,991
1,253,000	International Game Technology PLC (USD) (a)	5.25%	01/15/29	1,318,783
700,000	Melco Resorts Finance Ltd. (USD) (a)	5.75%	07/21/28	698,250
1,915,000	Royal Caribbean Cruises Ltd (USD) (a)	4.25%	07/01/26	1,859,944
				4,910,968
	Media – 0.4%
1,820,000	UPC Holding, B.V. (USD) (a)	5.50%	01/15/28	1,885,975
	Retail – 0.5%
1,855,000	1011778 BC ULC/New Red Finance, Inc. (USD) (a)	5.75%	04/15/25	1,929,200
1,000,000	1011778 BC ULC/New Red Finance, Inc. (USD) (a)	3.50%	02/15/29	971,250
				2,900,450
	Services – 2.5%
1,600,000	Garda World Security Corp. (USD) (a)	4.63%	02/15/27	1,586,064
3,410,000	Garda World Security Corp. (USD) (a) (b)	9.50%	11/01/27	3,687,062
1,765,000	GFL Environmental, Inc. (USD) (a)	4.00%	08/01/28	1,723,081
655,000	GFL Environmental, Inc. (USD) (a) (b)	4.75%	06/15/29	661,550
1,500,000	Modulaire Global Finance PLC (USD) (a) (b)	8.00%	02/15/23	1,530,405
4,125,000	Ritchie Bros. Auctioneers, Inc. (USD) (a) (b)	5.38%	01/15/25	4,206,366
				13,394,528
	Technology & Electronics – 0.2%
725,000	CA Magnum Holdings (USD) (a)	5.38%	10/31/26	744,421
	Telecommunications – 3.4%
1,980,000	Altice Financing S.A. (USD) (a)	5.00%	01/15/28	1,910,443
4,045,000	Altice France Holding S.A. (USD) (a)	6.00%	02/15/28	3,849,525
2,535,000	Altice France S.A./France (USD) (a)	5.13%	07/15/29	2,472,081
600,000	DKT Finance ApS (EUR) (f)	7.00%	06/17/23	706,175
1,116,000	DKT Finance ApS (USD) (a)	9.38%	06/17/23	1,135,530
1,350,000	Iliad Holding SAS (USD) (a)	6.50%	10/15/26	1,392,457
3,540,000	Telecom Italia Capital S.A. (USD) (b)	7.72%	06/04/38	4,518,403

See Notes to Financial Statements

First Trust High Income Long/Short Fund (FSD)
Portfolio of Investments (Continued)
October 31, 2021
Principal Value (Local Currency)	Description	Stated Coupon	Stated Maturity	Value (US Dollars)
FOREIGN CORPORATE BONDS AND NOTES (Continued)
	Telecommunications (Continued)
1,300,000	Total Play Telecomunicaciones SA de CV (USD) (a)	6.38%	09/20/28	$1,282,125
1,000,000	Vmed O2 UK Financing I PLC (GBP) (a)	4.50%	07/15/31	1,375,393
				18,642,132
	Transportation – 1.1%
850,000	Air Canada (USD) (a)	3.88%	08/15/26	861,688
2,595,000	Air Canada 2020-1 Class C Pass Through Trust (USD) (a)	10.50%	07/15/26	3,197,870
1,645,000	American Airlines, Inc./AAdvantage Loyalty IP Ltd. (USD) (a)	5.50%	04/20/26	1,727,211
				5,786,769
	Total Foreign Corporate Bonds and Notes			114,884,645
	(Cost $112,696,328)
Par Amount (Local Currency)	Description	Stated Rate	Stated Maturity	Value (US Dollars)
CAPITAL PREFERRED SECURITIES – 6.1%
	Automotive – 1.2%
5,935,000	General Motors Financial Co., Inc., Series A (USD) (b) (g)	5.75%	(h)	6,439,475
	Banking – 2.8%
2,940,000	Bank of America Corp., Series DD (USD) (g)	6.30%	(h)	3,411,870
3,000,000	Barclays Bank PLC, 3 Mo. EUR LIBOR + 0.71% (EUR) (e) (f)	0.17%	(h)	3,376,396
4,475,000	Citigroup, Inc., Series M (USD) (g)	6.30%	(h)	4,776,167
3,935,000	Citigroup, Inc., Series V (USD) (g)	4.70%	(h)	3,998,944
				15,563,377
	Financial Services – 1.1%
3,175,000	American AgCredit Corp., Series QIB (USD) (a) (b) (g)	5.25%	(h)	3,246,438
3,210,000	Textron Financial Corp., 3 Mo. LIBOR + 1.74% (USD) (a) (b) (e)	1.86%	02/15/42	2,832,825
				6,079,263
	Insurance – 1.0%
5,400,000	Hartford Financial Services Group (The), Inc., 3 Mo. LIBOR + 2.13% (USD) (a) (b) (e)	2.25%	02/12/47	5,251,501
	Total Capital Preferred Securities			33,333,616
	(Cost $31,530,068)
Principal Value	Description	Rate (i)	Stated Maturity (j)	Value
SENIOR FLOATING-RATE LOAN INTERESTS – 2.3%
	Capital Goods – 0.7%
$2,925,000	ADS Tactical, Inc., Initial Term Loan, 1 Mo. LIBOR + 5.75%, 1.00% Floor	6.75%	03/19/26	2,939,625
1,000,000	Engineered Machinery Holdings, Inc., Incremental Amendment No. 2 Term Loan (Second Lien), 1 Mo. LIBOR + 6.50%, 0.75% Floor	7.25%	05/21/29	1,005,630
				3,945,255
	Insurance – 0.2%
982,575	HUB International Ltd., Term Loan B3, 1 Mo. LIBOR + 3.25%, 0.75% Floor	4.00%	04/25/25	981,347
See Notes to Financial Statements

First Trust High Income Long/Short Fund (FSD)
Portfolio of Investments (Continued)
October 31, 2021
Principal Value	Description	Rate (i)	Stated Maturity (j)	Value
SENIOR FLOATING-RATE LOAN INTERESTS (Continued)
	Services – 1.3%
$7,000,000	TruGreen L.P., Initial Term Loan (Second Lien), 1 Mo. LIBOR + 8.50%, 0.75% Floor	9.25%	11/02/28	$7,070,000
	Technology & Electronics – 0.1%
600,000	Dcert Buyer, Inc., First Amendment Refinancing Loan (Second Lien), 1 Mo. LIBOR + 7.00%, 0.00% Floor	7.09%	02/16/29	604,392
	Total Senior Floating-Rate Loan Interests			12,600,994
	(Cost $12,307,786)
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MORTGAGE-BACKED SECURITIES – 0.5%
	Collateralized Mortgage Obligations – 0.0%
	Washington Mutual Alternative Mortgage Pass-Through Certificates
13,952	Series 2007-5, Class A11, 1 Mo. LIBOR x -6 + 39.48% (k)	38.94%	06/25/37	26,003
	Commercial Mortgage-Backed Securities – 0.5%
	Securitized Asset Backed Receivables LLC Trust
6,830,904	Series 2006-FR4, Class A2A, 1 Mo. LIBOR + 0.08% (e)	0.17%	08/25/36	2,947,846
	Total Mortgage-Backed Securities			2,973,849
	(Cost $5,138,082)

Shares	Description	Value
COMMON STOCKS – 0.1%
	Energy – 0.0%
7	Thunderbird Resources Equity, Inc. (l) (m) (n) (o)	66,253
	Utility – 0.1%
13,918	Vistra Corp.	272,654
	Total Common Stocks	338,907
	(Cost $997,888)
RIGHTS – 0.0%
	Utility – 0.0%
13,918	Vistra Corp., no expiration date (m) (o)	19,346
	(Cost $22,917)

	Total Investments – 128.9%			699,922,777
	(Cost $676,032,342) (p)
Principal Value	Description	Stated Coupon	Stated Maturity	Value
U.S. GOVERNMENT BONDS SOLD SHORT - (10.3)%
$(30,000,000)	United States Treasury Note	1.38%	09/30/23	(30,514,454)
(24,000,000)	United States Treasury Note	2.88%	05/31/25	(25,655,625)
	Total U.S. Government Bonds Sold Short			(56,170,079)
	(Proceeds $52,553,860)
CORPORATE BONDS SOLD SHORT – (0.9)%
	Energy – (0.3)%
(1,600,000)	Halliburton Co.	2.92%	03/01/30	(1,655,221)

See Notes to Financial Statements

First Trust High Income Long/Short Fund (FSD)
Portfolio of Investments (Continued)
October 31, 2021
Principal Value	Description	Stated Coupon	Stated Maturity	Value
CORPORATE BONDS SOLD SHORT (Continued)
	Technology & Electronics – (0.6)%
$(2,930,000)	Amkor Technology, Inc. (a)	6.63%	09/15/27	$(3,119,717)
	Total Corporate Bonds Sold Short			(4,774,938)
	(Proceeds $4,479,457)
FOREIGN CORPORATE BONDS SOLD SHORT – (0.6)%
	Basic Industry – (0.6)%
(2,900,000)	FMG Resources (August 2006) Pty Ltd. (USD) (a)	5.13%	05/15/24	(3,094,880)
	(Proceeds $3,026,975)
	Total Investments Sold Short – (11.8)%			(64,039,897)
	(Proceeds $60,060,292)(p)
Outstanding Loan – (26.2)%	(142,060,967)
Net Other Assets and Liabilities – 9.1%	49,226,434
Net Assets – 100.0%	$543,048,347

Forward Foreign Currency Contracts
Settlement Date	Counterparty	Amount Purchased		Amount Sold		Purchase Value as of 10/31/2021	Sale Value as of 10/31/2021	Unrealized Appreciation/ (Depreciation)
02/01/22	JPM	USD	4,185,854	EUR	3,583,000	$ 4,185,854	$ 4,151,785	$ 34,069
02/01/22	JPM	USD	1,407,162	GBP	1,018,000	1,407,162	1,393,425	13,737
Net Unrealized Appreciation / (Depreciation)								$47,806

Counterparty Abbreviations
JPM	JPMorgan Chase
See Note 2D – Forward Foreign Currency Contracts in the Notes to Financial Statements.

(a)	This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”), and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the Fund Board of Trustees, this security has been determined to be liquid by MacKay Shields LLC, the Fund’s sub-advisor (the “Sub-Advisor”). Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security specific factors and assumptions, which require subjective judgment. At October 31, 2021, securities noted as such amounted to $479,302,846 of total investments and $(6,214,597) of total investments sold short, or 88.3% and (1.1)% of net assets, respectively.
(b)	This security or a portion of this security is segregated as collateral for investments sold short and borrowings in the margin account (see Note 2F - Short Sales in the Notes to Financial Statements).
(c)	These notes are Senior Payment-in-kind (“PIK”) Toggle Notes whereby the issuer may, at its option, elect to pay interest on the notes (1) entirely in cash or (2) entirely in PIK interest. Interest paid in cash will accrue on the notes at a rate of 7.75% per annum (“Cash Interest Rate”) and PIK interest will accrue on the notes at a rate per annum equal to the Cash Interest Rate plus 75 basis points. For the fiscal year ended October 31, 2021, this security paid all of its interest in cash.
(d)	These notes are Senior PIK Toggle Notes whereby the issuer may, at its option, elect to pay interest on the notes (1) entirely in cash or (2) entirely in PIK interest. Interest paid in cash will accrue on the notes at a rate of 8.25% per annum and PIK interest will accrue on the notes at a rate per annum equal to the Cash Interest Rate plus 75 basis points. For the fiscal year ended October 31, 2021, this security paid all of its interest in cash.
(e)	Floating or variable rate security.
(f)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the 1933 Act.
(g)	Fixed-to-floating or fixed-to-variable rate security. The interest rate shown reflects the fixed rate in effect at October 31, 2021. At a predetermined date, the fixed rate will change to a floating rate or a variable rate.
(h)	Perpetual maturity.
See Notes to Financial Statements

First Trust High Income Long/Short Fund (FSD)
Portfolio of Investments (Continued)
October 31, 2021
(i)	Senior Floating-Rate Loan Interests (“Senior Loans”) in which the Fund invests pay interest at rates which are periodically predetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the LIBOR, (ii) the prime rate offered by one or more United States banks or (iii) the certificate of deposit rate. Certain Senior Loans are subject to a LIBOR floor that establishes a minimum LIBOR rate.
(j)	Senior Loans generally are subject to mandatory and/or optional prepayment. As a result, the actual remaining maturity of Senior Loans may be substantially less than the stated maturities shown.
(k)	Inverse floating rate security.
(l)	This security is fair valued by the Advisor’s Pricing Committee in accordance with procedures adopted by the Fund’s Board of Trustees, and in accordance with the provisions of the Investment Company Act of 1940, as amended. At October 31, 2021, securities noted as such are valued at $66,253 or 0.0% of net assets.
(m)	Pursuant to procedures adopted by the Fund’s Board of Trustees, this security has been determined to be illiquid by the Sub-Advisor.
(n)	This security’s value was determined using significant unobservable inputs (see Note 2A – Portfolio Valuation in the Notes to Financial Statements).
(o)	Non-income producing security.
(p)	Aggregate cost for federal income tax purposes was $616,116,855. As of October 31, 2021, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $31,009,741 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $11,195,910. The net unrealized appreciation was $19,813,831. The amounts presented are inclusive of investments sold short and derivative contracts.

EUR	Euro
GBP	British Pound Sterling
LIBOR	London Interbank Offered Rate
USD	United States Dollar

See Notes to Financial Statements

First Trust High Income Long/Short Fund (FSD)
Portfolio of Investments (Continued)
October 31, 2021

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of October 31, 2021 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
ASSETS TABLE
	Total Value at 10/31/2021	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Corporate Bonds and Notes*	$ 535,771,420	$ —	$ 535,771,420	$ —
Foreign Corporate Bonds and Notes*	114,884,645	—	114,884,645	—
Capital Preferred Securities*	33,333,616	—	33,333,616	—
Senior Floating-Rate Loan Interests*	12,600,994	—	12,600,994	—
Mortgage-Backed Securities	2,973,849	—	2,973,849	—
Common Stocks:
Energy	66,253	—	—	66,253
Utility	272,654	272,654	—	—
Rights*	19,346	—	19,346	—
Total Investments	699,922,777	272,654	699,583,870	66,253
Forward Foreign Currency Contracts	47,806	—	47,806	—
Total	$ 699,970,583	$ 272,654	$ 699,631,676	$ 66,253

LIABILITIES TABLE
	Total Value at 10/31/2021	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
U.S. Government Bonds Sold Short	$ (56,170,079)	$ —	$ (56,170,079)	$ —
Corporate Bonds Sold Short*	(4,774,938)	—	(4,774,938)	—
Foreign Corporate Bonds Sold Short*	(3,094,880)	—	(3,094,880)	—
Total Investments	$ (64,039,897)	$—	$ (64,039,897)	$—

*	See Portfolio of Investments for industry breakout.
Level 3 Common Stocks are fair valued by the Advisor’s Pricing Committee. These values are based on unobservable and non-quantitative inputs.
See Notes to Financial Statements

First Trust High Income Long/Short Fund (FSD)
Statement of Assets and Liabilities
October 31, 2021
ASSETS:
Investments, at value (Cost $676,032,342)	$ 699,922,777
Cash	40,499,924
Foreign currency (Cost $63,931)	62,331
Unrealized appreciation on forward foreign currency contracts	47,806
Due from broker	78,315
Receivables:
Interest	9,773,742
Investment securities sold	2,201,931
Prepaid expenses	12,818
Total Assets	752,599,644
LIABILITIES:
Borrowings	142,060,967
Investments sold short, at value (proceeds $60,060,292)	64,039,897
Payables:
Investment securities purchased	2,311,525
Investment advisory fees	461,538
Interest expense on investments sold short	429,296
Audit and tax fees	69,031
Margin interest expense	67,468
Administrative fees	36,969
Shareholder reporting fees	29,322
Custodian fees	19,704
Legal fees	18,005
Transfer agent fees	4,376
Trustees’ fees and expenses	1,287
Financial reporting fees	771
Other liabilities	1,141
Total Liabilities	209,551,297
NET ASSETS	$543,048,347
NET ASSETS consist of:
Paid-in capital	$ 622,814,943
Par value	334,701
Accumulated distributable earnings (loss)	(80,101,297)
NET ASSETS	$543,048,347
NET ASSET VALUE, per Common Share (par value $0.01 per Common Share)	$16.22
Number of Common Shares outstanding (unlimited number of Common Shares has been authorized)	33,470,143

See Notes to Financial Statements

First Trust High Income Long/Short Fund (FSD)
Statement of Operations
For the Year Ended October 31, 2021
INVESTMENT INCOME:
Interest	$ 41,498,074
Dividends	8,852
Other	129,727
Total investment income	41,636,653
EXPENSES:
Investment advisory fees	5,493,403
Margin interest expense	1,998,023
Interest expense on investments sold short	1,544,507
Legal fees	351,500
Administrative fees	304,500
Shareholder reporting fees	153,090
Audit and tax fees	75,009
Listing expense	46,647
Transfer agent fees	28,297
Trustees’ fees and expenses	15,492
Custodian fees	15,254
Financial reporting fees	9,250
Other	46,980
Total expenses	10,081,952
NET INVESTMENT INCOME (LOSS)	31,554,701
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	15,392,895
Forward foreign currency contracts	90,817
Foreign currency transactions	13,224
Investments sold short	(813,426)
Net realized gain (loss)	14,683,510
Net change in unrealized appreciation (depreciation) on:
Investments	14,633,049
Forward foreign currency contracts	(11,024)
Foreign currency translation	(1,660)
Investments sold short	2,098,359
Net change in unrealized appreciation (depreciation)	16,718,724
NET REALIZED AND UNREALIZED GAIN (LOSS)	31,402,234
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$ 62,956,935
See Notes to Financial Statements

First Trust High Income Long/Short Fund (FSD)
Statements of Changes in Net Assets
	Year Ended 10/31/2021	Year Ended 10/31/2020
OPERATIONS:
Net investment income (loss)	$ 31,554,701	$ 31,309,282
Net realized gain (loss)	14,683,510	(26,600,031)
Net change in unrealized appreciation (depreciation)	16,718,724	(5,556,401)
Net increase (decrease) in net assets resulting from operations	62,956,935	(847,150)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations	(31,788,503)	(31,244,833)
Return of capital	(12,431,797)	(13,817,545)
Total distributions to shareholders	(44,220,300)	(45,062,378)
CAPITAL TRANSACTIONS:
Repurchase of Common Shares *	(2,503,784)	(9,776,932)
Net increase (decrease) in net assets resulting from capital transactions	(2,503,784)	(9,776,932)
Total increase (decrease) in net assets	16,232,851	(55,686,460)
NET ASSETS:
Beginning of period	526,815,496	582,501,956
End of period	$ 543,048,347	$ 526,815,496
CAPITAL TRANSACTIONS were as follows:
Common Shares at beginning of period	33,642,356	34,378,335
Common Shares repurchased *	(172,213)	(735,979)
Common Shares at end of period	33,470,143	33,642,356

*	On September 15, 2015, the Fund commenced a share repurchase program. The program originally expired on March 15, 2016, but the Board of Trustees of the Fund has subsequently authorized the continuation of the Fund’s share repurchase program until March 15, 2022. For the year ended October 31, 2021, the Fund repurchased 172,213 of its shares at a weighted-average discount of 11.27% from net asset value per share. For the year ended October 31, 2020, the Fund repurchased 735,979 of its shares at a weighted-average discount of 11.95% from net asset value per share. The Fund expects to continue to repurchase its outstanding shares until the earlier of (i) the repurchase of an additional 1,673,507 common shares (for an aggregate of 1,673,507), or (ii) March 15, 2022.

See Notes to Financial Statements

First Trust High Income Long/Short Fund (FSD)
Statement of Cash Flows
For the Year Ended October 31, 2021
Cash flows from operating activities:
Net increase (decrease) in net assets resulting from operations	$62,956,935
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by operating activities:
Purchases of investments	(349,319,911)
Sales, maturities and paydown of investments	355,680,549
Borrowed investments purchased	(5,869,782)
Net amortization/accretion of premiums/discounts on investments	344,695
Net realized gain/loss on investments	(15,392,895)
Net realized gain/loss on investments sold short	813,426
Net change in unrealized appreciation/depreciation on investments	(14,633,049)
Net change in unrealized appreciation/depreciation on forward foreign currency contracts	11,024
Net change in unrealized appreciation/depreciation on investments sold short	(2,098,359)
Changes in assets and liabilities:
Decrease in interest receivable	628,912
Increase in due from broker	(78,315)
Decrease in prepaid expenses	5,759
Decrease in interest payable on investments sold short	(103,984)
Decrease in due to broker	(99,708)
Increase in investment advisory fees payable	11,051
Increase in audit and tax fees payable	11,852
Decrease in legal fees payable	(11,766)
Decrease in shareholder reporting fees payable	(6,568)
Increase in administrative fees payable	7,790
Decrease in custodian fees payable	(4,854)
Increase in transfer agent fees payable	1,679
Decrease in trustees’ fees and expenses payable	(33)
Increase in margin interest expense payable	3,672
Increase in other liabilities payable	122
Cash provided by operating activities		$32,858,242
Cash flows from financing activities:
Repurchase of Common Shares	(2,503,784)
Distributions to Common Shareholders from investment operations	(31,788,503)
Distributions to Common Shareholders from return of capital	(12,431,797)
Net proceeds from borrowing	21,650,060
Cash used in financing activities		(25,074,024)
Increase in cash and foreign currency (a)		7,784,218
Cash and foreign currency at beginning of period		32,778,037
Cash and foreign currency at end of period		$40,562,255
Supplemental disclosure of cash flow information:
Cash paid during the period for interest and fees		$3,642,842

(a)	Includes net change in unrealized appreciation (depreciation) on foreign currency of $(1,660).
See Notes to Financial Statements

First Trust High Income Long/Short Fund (FSD)
Financial Highlights
For a Common Share outstanding throughout each period
	Year Ended October 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of period	$ 15.66	$ 16.94	$ 16.57	$ 18.23	$ 17.71
Income from investment operations:
Net investment income (loss)	0.94	0.92	0.93	0.96	1.04
Net realized and unrealized gain (loss)	0.93	(0.92)	0.68	(1.32)	0.83
Total from investment operations	1.87	—	1.61	(0.36)	1.87
Distributions paid to shareholders from:
Net investment income	(0.95)	(0.92)	(0.92)	(0.98)	(1.07)
Return of capital	(0.37)	(0.40)	(0.36)	(0.37)	(0.34)
Total distributions paid to Common Shareholders	(1.32)	(1.32)	(1.28)	(1.35)	(1.41)
Common Share repurchases	0.01	0.04	0.04	0.05	0.00 (a)
Tender offer purchases	—	—	—	—	0.06
Net asset value, end of period	$16.22	$15.66	$16.94	$16.57	$18.23
Market value, end of period	$16.05	$13.49	$15.49	$13.91	$16.91
Total return based on net asset value (b)	12.88%	1.53%	11.58%	(0.82)%	11.98%
Total return based on market value (b)	29.67%	(4.35)%	21.54%	(10.24)%	18.52%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 543,048	$ 526,815	$ 582,502	$ 578,360	$ 546,047
Ratio of total expenses to average net assets	1.84%	2.13%	2.53%	2.20%	1.86%
Ratio of total expenses to average net assets excluding interest expense	1.19%	1.22%	1.16%	1.13%	1.19%
Ratio of net investment income (loss) to average net assets	5.74%	5.80%	5.55%	5.48%	5.76%
Portfolio turnover rate	43%	63%	33%	29%	39%

(a)	Amount is less than $0.01.
(b)	Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan, and changes in net asset value per share for net asset value returns and changes in Common Share Price for market value returns. Total returns do not reflect sales load and are not annualized for periods of less than one year. Past performance is not indicative of future results.

See Notes to Financial Statements

Notes to Financial Statements
First Trust High Income Long/Short Fund (FSD)
October 31, 2021
1. Organization
First Trust High Income Long/Short Fund (the “Fund”) is a diversified, closed-end management investment company organized as a Massachusetts business trust on June 18, 2010, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund trades under the ticker symbol “FSD” on the New York Stock Exchange (“NYSE”).
The Fund’s primary investment objective is to provide current income. The Fund’s secondary objective is capital appreciation. The Fund seeks to achieve its investment objectives by investing, under normal market conditions, a majority of its assets in a diversified portfolio of U.S. and foreign (including emerging markets) high-yield corporate fixed-income securities of varying maturities that are rated below-investment grade at the time of purchase. For purposes of this strategy, “corporate fixed-income securities” include corporate bonds, debentures, notes, commercial paper and other similar types of corporate debt instruments, including instruments issued by corporations with direct or indirect government ownership, as well as asset-backed securities, preferred shares, senior floating-rate loan participations, commitments and assignments (“Senior Loans”)(1), payment-in-kind securities, zero-coupon bonds, bank certificates of deposit, fixed time deposits, bankers’ acceptances and derivative instruments that provide the same or similar economic impact as a physical investment in the above securities. Below-investment grade fixed-income securities are commonly referred to as “high-yield” or “junk” bonds and are considered speculative with respect to the issuer’s capacity to pay interest and repay principal. As part of its investment strategy, the Fund intends to maintain both long and short positions in securities under normal market conditions. The Fund will take long positions in securities that MacKay Shields LLC (“MacKay” or the “Sub-Advisor”) believes offer the potential for attractive returns and that it considers in the aggregate to have the potential to outperform the Fund’s benchmark, the ICE BofA US High Yield Constrained Index (the “Index”). The Fund will take short positions in securities that the Sub-Advisor believes in the aggregate will underperform the Index. The Fund’s long positions, either directly or through derivatives, may total up to 130% of the Fund’s Managed Assets. The Fund’s short positions, either directly or through derivatives, may total up to 30% of the Fund’s Managed Assets. “Managed Assets” means the average daily gross asset value of the Fund (which includes the principal amount of any borrowings), minus the sum of the Fund’s liabilities. There can be no assurance that the Fund will achieve its investment objectives. The Fund may not be appropriate for all investors.
2. Significant Accounting Policies
The Fund is considered an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
A. Portfolio Valuation
The net asset value (“NAV”) of the Common Shares of the Fund is determined daily as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The Fund’s NAV per Common Share is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses, dividends declared but unpaid and any borrowings of the Fund), by the total number of Common Shares outstanding.
The Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Fund’s investment advisor, First Trust Advisors L.P. (“First Trust” or the “Advisor”), in accordance with valuation procedures adopted by the Fund’s Board of Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund’s investments are valued as follows:
Corporate bonds, notes, capital preferred securities, U.S. government securities, mortgage-backed securities, asset-backed securities and other debt securities are fair valued on the basis of valuations provided by dealers who make markets in such securities or by a third-party pricing service approved by the Fund’s Board of Trustees, which may use the following valuation inputs when available:
1)	benchmark yields;

(1)	The terms “security” and “securities” used throughout the Notes to Financial Statements include Senior Loans.

Notes to Financial Statements (Continued)
First Trust High Income Long/Short Fund (FSD)
October 31, 2021
2)	reported trades;
3)	broker/dealer quotes;
4)	issuer spreads;
5)	benchmark securities;
6)	bids and offers; and
7)	reference data including market research publications.
Common stocks and other equity securities listed on any national or foreign exchange (excluding The Nasdaq Stock Market LLC (“Nasdaq”) and the London Stock Exchange Alternative Investment Market (“AIM”)) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.
Securities traded in an over-the-counter market are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.
The Senior Loans held in the Fund are not listed on any securities exchange or board of trade. Senior Loans are typically bought and sold by institutional investors in individually negotiated private transactions that function in many respects like an over-the-counter secondary market, although typically no formal market-makers exist. This market, while having grown substantially since its inception, generally has fewer trades and less liquidity than the secondary market for other types of securities. Some Senior Loans have few or no trades, or trade infrequently, and information regarding a specific Senior Loan may not be widely available or may be incomplete. Accordingly, determinations of the market value of Senior Loans may be based on infrequent and dated information. Because there is less reliable, objective data available, elements of judgment may play a greater role in valuation of Senior Loans than for other types of securities. Typically, Senior Loans are fair valued using information provided by a third-party pricing service. The third-party pricing service primarily uses over-the-counter pricing from dealer runs and broker quotes from indicative sheets to value the Senior Loans.
Forward foreign currency contracts are fair valued at the current day’s interpolated foreign exchange rate, as calculated using the current day’s spot rate, and the thirty, sixty, ninety, and one-hundred eighty day forward rates provided by a third-party pricing service.
Fixed income and other debt securities having a remaining maturity of sixty days or less when purchased are fair valued at cost adjusted for amortization of premiums and accretion of discounts (amortized cost), provided the Advisor’s Pricing Committee has determined that the use of amortized cost is an appropriate reflection of fair value given market and issuer-specific conditions existing at the time of the determination. Factors that may be considered in determining the appropriateness of the use of amortized cost include, but are not limited to, the following:
1)	the credit conditions in the relevant market and changes thereto;
2)	the liquidity conditions in the relevant market and changes thereto;
3)	the interest rate conditions in the relevant market and changes thereto (such as significant changes in interest rates);
4)	issuer-specific conditions (such as significant credit deterioration); and
5)	any other market-based data the Advisor’s Pricing Committee considers relevant. In this regard, the Advisor’s Pricing Committee may use last-obtained market-based data to assist it when valuing portfolio securities using amortized cost.
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Fund’s Board of Trustees or its delegate, the Advisor’s Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended (the “1933 Act”)) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:
1)	the fundamental business data relating to the borrower/issuer;

Notes to Financial Statements (Continued)
First Trust High Income Long/Short Fund (FSD)
October 31, 2021
2)	an evaluation of the forces which influence the market in which these securities are purchased and sold;
3)	the type, size and cost of the security;
4)	the financial statements of the borrower/issuer;
5)	the credit quality and cash flow of the borrower/issuer, based on the Sub-Advisor’s or external analysis;
6)	the information as to any transactions in or offers for the security;
7)	the price and extent of public trading in similar securities (or equity securities) of the borrower/issuer, or comparable companies;
8)	the coupon payments;
9)	the quality, value and salability of collateral, if any, securing the security;
10)	the business prospects of the borrower/issuer, including any ability to obtain money or resources from a parent or affiliate and an assessment of the borrower’s/issuer’s management;
11)	the prospects for the borrower’s/issuer’s industry, and multiples (of earnings and/or cash flows) being paid for similar businesses in that industry;
12)	the borrower’s/issuer’s competitive position within the industry;
13)	the borrower’s/issuer’s ability to access additional liquidity through public and/or private markets; and
14)	other relevant factors.
The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:
•	Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
•	Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
o	Quoted prices for similar investments in active markets.
o	Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
o	Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
o	Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
•	Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund’s investments as of October 31, 2021, is included with the Fund’s Portfolio of Investments.
B. Securities Transactions and Investment Income
Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis. Amortization of premiums and accretion of discounts are recorded using the effective interest method.
The United Kingdom’s Financial Conduct Authority, which regulates the London Interbank Offered Rates (“LIBOR”), announced on March 5, 2021 that all non-USD LIBOR reference rates and the 1-week and 2-month USD LIBOR reference rates will cease to be provided or no longer be representative immediately after December 31, 2021 and the remaining USD LIBOR settings will cease to be provided or no longer be representative immediately after June 30, 2023. The International Swaps and Derivatives Association, Inc. (“ISDA”) confirmed that the March 5, 2021 announcement constituted an index cessation event under the Interbank Offered Rates (“IBOR”) Fallbacks Supplement and the ISDA 2020 IBOR Fallbacks Protocol for all 35 LIBOR settings and confirmed that the spread adjustment to be used in ISDA fallbacks was fixed as of the date of the announcement.
In the United States, the Alternative Reference Rates Committee (the “ARRC”), a group of market participants convened by the Board of Governors of the Federal Reserve System and the Federal Reserve Bank of New York in cooperation with other federal and state government agencies, has since 2014 undertaken efforts to identify U.S. dollar reference interest rates as alternatives to LIBOR and to

Notes to Financial Statements (Continued)
First Trust High Income Long/Short Fund (FSD)
October 31, 2021
facilitate the mitigation of LIBOR-related risks. In June 2017, the ARRC identified the Secured Overnight Financing Rate (“SOFR”), a broad measure of the cost of cash overnight borrowing collateralized by U.S. Treasury securities, as the preferred alternative for U.S. dollar LIBOR. The Federal Reserve Bank of New York began daily publishing of SOFR in April 2018.
At this time, it is not possible to predict the full impact of the elimination of LIBOR and the establishment of an alternative reference rate on the Fund or its investments.
Securities purchased or sold on a when-issued, delayed-delivery or forward purchase commitment basis may have extended settlement periods. The value of the security so purchased is subject to market fluctuations during this period. The Fund maintains liquid assets with a current value at least equal to the amount of its when-issued, delayed-delivery or forward purchase commitments until payment is made. At October 31, 2021, the Fund had no when-issued, delayed-delivery or forward purchase commitments.
C. Unfunded Loan Commitments
The Fund may enter into certain credit agreements, all or a portion of which may be unfunded. The Fund is obligated to fund these loan commitments at the borrower’s discretion. The Fund had no unfunded loan commitments as of October 31, 2021.
D. Forward Foreign Currency Contracts
The Fund is subject to foreign currency risk in the normal course of pursuing its investment objectives. Forward foreign currency contracts are agreements between two parties (“Counterparties”) to exchange one currency for another at a future date and at a specified price. The Fund uses forward foreign currency contracts to facilitate transactions in foreign securities and to manage the Fund’s foreign currency exposure. These contracts are valued daily, and the Fund’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in “Unrealized appreciation on forward foreign currency contracts” and “Unrealized depreciation on forward foreign currency contracts” on the Statement of Assets and Liabilities. The change in unrealized appreciation (depreciation) is included in “Net change in unrealized appreciation (depreciation) on forward foreign currency contracts” on the Statement of Operations. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or the cost of) the closing transaction and the Fund’s basis in the contract. This realized gain or loss is included in “Net realized gain (loss) on forward foreign currency contracts” on the Statement of Operations. Risks arise from the possible inability of Counterparties to meet the terms of their contracts and from movement in currency, securities values and interest rates. Due to the risks, the Fund could incur losses in excess of the net unrealized value shown on the Forward Foreign Currency Contracts table in the Portfolio of Investments. In the event of default by the Counterparty, the Fund will provide notice to the Counterparty of the Fund’s intent to convert the currency held by the Fund into the currency that the Counterparty agreed to exchange with the Fund. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances.
E. Foreign Currency
The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of investments and items of income and expense are translated on the respective dates of such transactions. Unrealized gains and losses on assets and liabilities, other than investments in securities, which result from changes in foreign currency exchange rates have been included in “Net change in unrealized appreciation (depreciation) on foreign currency translation” on the Statement of Operations. Unrealized gains and losses on investments in securities which result from changes in foreign exchange rates are included with fluctuations arising from changes in market price and are shown in “Net change in unrealized appreciation (depreciation) on investments” on the Statement of Operations. Net realized foreign currency gains and losses include the effect of changes in exchange rates between trade date and settlement date on investment security transactions, foreign currency transactions and interest and dividends received and are shown in “Net realized gain (loss) on foreign currency transactions” on the Statement of Operations. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase settlement date and subsequent sale trade date is included in “Net realized gain (loss) on investments” on the Statement of Operations.
F. Short Sales
Short sales are utilized for investment and risk management purposes and are transactions in which securities or other instruments (such as options, forwards, futures or other derivative contracts) are sold by the Fund, but are not currently owned in the Fund’s portfolio. When the Fund engages in a short sale, the Fund must borrow the security sold short and deliver the security to the counterparty. Short selling allows the Fund to profit from a decline in a market price to the extent such decline exceeds the transaction costs and the costs of borrowing the securities. The Fund will pay a fee or premium to borrow the securities sold short and is obligated to repay the lenders of the securities. Any dividends or interest that accrues on the securities during the period of the loan are due to

Notes to Financial Statements (Continued)
First Trust High Income Long/Short Fund (FSD)
October 31, 2021
the lenders. A gain, limited to the price at which the security was sold short, or a loss, unlimited in size, will be recognized upon the termination of the short sale; which is affected by the Fund purchasing the security sold short and delivering the security to the lender. Any such gain or loss may be offset, completely or in part, by the change in the value of the long portion of the Fund’s portfolio. The Fund is subject to the risk that it may be unable to reacquire a security to terminate a short position except at a price substantially in excess of the last quoted price. Also, there is the risk that the counterparty to a short sale may fail to honor its contractual terms, causing a loss to the Fund.
The Fund has established an account with Pershing, LLC for the purpose of purchasing or borrowing securities on margin. At October 31, 2021, the Fund had $142,060,967 in borrowings, which approximates fair value, as shown in “Borrowings” on the Statement of Assets and Liabilities. The borrowings are categorized as Level 2 within the fair value hierarchy. At October 31, 2021, the Fund had $64,039,897 of investments sold short as shown in “Investments sold short, at value” on the Statement of Assets and Liabilities. The Fund is charged interest on debit margin balances at a rate equal to the Overnight Bank Funding Rate plus 75 basis points. With regard to securities held short, the Fund is credited a rebate equal to the market value of its short positions at a rate equal to the Overnight Bank Funding Rate less 35 basis points. This rebate rate applies to easy to borrow securities. Securities that are hard to borrow may earn a rebate that is less than the foregoing or may be subject to a premium charge on a security by security basis. The different rebate rate is determined at the time of a short sale request. At October 31, 2021, the Fund had a debit margin balance of $206,078,223 with an interest rate of 0.82%. For fiscal year ended October 31, 2021, the Fund had margin interest expense of $1,998,023, as shown on the Statement of Operations. For the fiscal year ended October 31, 2021, the average margin balance and interest rate were $200,161,431 and 0.82%, respectively.
G. Dividends and Distributions to Shareholders
Level dividend distributions are declared and paid monthly to Common Shareholders after the payment of interest and/or dividends in connection with leverage. The level dividend rate may be modified by the Board of Trustees from time to time. If, for any monthly distribution, net investment company taxable income, if any (which term includes net short-term capital gain), is less than the amount of the distribution, the difference will generally be a tax-free return of capital distributed from the Fund’s assets. Distributions of any net long-term capital gains earned by the Fund are distributed at least annually. Distributions will automatically be reinvested into additional Common Shares pursuant to the Fund’s Dividend Reinvestment Plan unless cash distributions are elected by the shareholder.
Distributions from net investment income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.  Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some point in the future. Permanent differences incurred during the fiscal year ended October 31, 2021, resulting in book and tax accounting differences, have been reclassified at year end to reflect an increase in accumulated net investment income (loss) by $78,055 and a decrease in accumulated net realized gain (loss) by $78,055. Accumulated distributable earnings (loss) consists of accumulated net investment income (loss), accumulated net realized gain (loss) on investments, and unrealized appreciation (depreciation) on investments. Net assets were not affected by these reclassifications.
The tax character of distributions paid by the Fund during the fiscal years ended October 31, 2021 and 2020, was as follows:
Distributions paid from:	2021	2020
Ordinary income	$31,788,503	$31,244,833
Capital gains	—	—
Return of capital	12,431,797	13,817,545

Notes to Financial Statements (Continued)
First Trust High Income Long/Short Fund (FSD)
October 31, 2021
As of October 31, 2021, the components of distributable earnings and net assets on a tax basis were as follows:
Undistributed ordinary income	$—
Undistributed capital gains	—
Total undistributed earnings	—
Accumulated capital and other losses	(88,381,009)
Net unrealized appreciation (depreciation)	19,811,810
Total accumulated earnings (losses)	(68,569,199)
Other	(11,532,098)
Paid-in capital	623,149,644
Total net assets	$543,048,347
H. Income and Other Taxes
The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund’s taxable income exceeds the distributions from such taxable income for the calendar year.
The Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At October 31, 2021, the Fund had non-expiring capital loss carryforwards available for federal income tax purposes of $88,381,009.
Of these losses, $27,151,412 is subject to loss limitation resulting from reorganization activity. This limitation generally reduces the utilization of these losses to a maximum of $2,219,032 per year.
During the taxable year ended October 31, 2021, the Fund utilized non-expiring capital loss carryforwards of $14,557,684.
Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the fiscal year ended October 31, 2021, the Fund did not incur any net late year ordinary losses.
The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ended 2018, 2019, 2020, and 2021 remain open to federal and state audit. As of October 31, 2021, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund’s financial statements for uncertain tax positions.
I. Expenses
The Fund will pay all expenses directly related to its operations.
3. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements
First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the ongoing monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund. For these services, First Trust is entitled to a monthly fee calculated at an annual rate of 1.00% of the Fund’s Managed Assets. First Trust also provides fund reporting services to the Fund for a flat annual fee in the amount of $9,250.
MacKay serves as the Fund’s sub-advisor and manages the Fund’s portfolio subject to First Trust’s supervision. The Sub-Advisor receives a portfolio management fee at an annual rate of 0.50% of Managed Assets that is paid by First Trust from its investment advisory fee.
BNY Mellon Investment Servicing (US) Inc. (“BNYM IS”) serves as the Fund’s transfer agent in accordance with certain fee arrangements. As transfer agent, BNYM IS is responsible for maintaining shareholder records for the Fund. The Bank of New York

Notes to Financial Statements (Continued)
First Trust High Income Long/Short Fund (FSD)
October 31, 2021
Mellon (“BNYM”) serves as the Fund’s administrator, fund accountant, and custodian in accordance with certain fee arrangements. As administrator and fund accountant, BNYM is responsible for providing certain administrative and accounting services to the Fund, including maintaining the Fund’s books of account, records of the Fund’s securities transactions, and certain other books and records. As custodian, BNYM is responsible for custody of the Fund’s assets. BNYM IS and BNYM are subsidiaries of The Bank of New York Mellon Corporation, a financial holding company.
Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates (“Independent Trustees”) is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, a defined-outcome fund or an index fund.
Additionally, the Lead Independent Trustee and the Chairs of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairs rotate every three years. The officers and “Interested” Trustee receive no compensation from the Fund for acting in such capacities.
4. Purchases and Sales of Securities
The cost of purchases and proceeds from sales of investments, excluding short-term investments and investments sold short, for the year ended October 31, 2021, were $337,276,159 and $347,106,993, respectively. The cost of purchases to cover short sales and the proceeds of short sales were $5,869,782 and $0, respectively.
5. Derivative Transactions
The following table presents the types of derivatives held by the Fund at October 31, 2021, the primary underlying risk exposure and the location of these instruments as presented on the Statement of Assets and Liabilities.
		Asset Derivatives		Liability Derivatives
Derivative Instrument	Risk Exposure	Statement of Assets and Liabilities Location	Value	Statement of Assets and Liabilities Location	Value
Forward foreign currency contracts	Currency Risk	Unrealized appreciation on forward foreign currency contracts	$ 47,806	Unrealized depreciation on forward foreign currency contracts	$ —
The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the fiscal year ended October 31, 2021, on derivative instruments, as well as the primary underlying risk exposure associated with each instrument.
Statement of Operations Location
Currency Risk Exposure
Net realized gain (loss) on forward foreign currency contracts	$90,817
Net change in unrealized appreciation (depreciation) on forward foreign currency contracts	(11,024)
During the fiscal year ended October 31, 2021, the notional values of forward foreign currency contracts opened and closed were $81,283,473 and $70,266,901, respectively.
The Fund does not have the right to offset financial assets and liabilities related to forward foreign currency contracts on the Statement of Assets and Liabilities.
6. Indemnification
The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Notes to Financial Statements (Continued)
First Trust High Income Long/Short Fund (FSD)
October 31, 2021
7. Subsequent Events
Management has evaluated the impact of all subsequent events to the Fund through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of First Trust High Income Long/Short Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of First Trust High Income Long/Short Fund (the “Fund”), including the portfolio of investments, as of October 31, 2021, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2021, and the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2021, by correspondence with the custodian, agent banks and brokers; when replies were not received from agent banks and brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
Chicago, Illinois
December 20, 2021
We have served as the auditor of one or more First Trust investment companies since 2001.

Additional Information
First Trust High Income Long/Short Fund (FSD)
October 31, 2021 (Unaudited)
Dividend Reinvestment Plan
If your Common Shares are registered directly with the Fund or if you hold your Common Shares with a brokerage firm that participates in the Fund’s Dividend Reinvestment Plan (the “Plan”), unless you elect, by written notice to the Fund, to receive cash distributions, all dividends, including any capital gain distributions, on your Common Shares will be automatically reinvested by BNY Mellon Investment Servicing (US) Inc. (the “Plan Agent”), in additional Common Shares under the Plan. If you elect to receive cash distributions, you will receive all distributions in cash paid by check mailed directly to you by the Plan Agent, as the dividend paying agent.
If you decide to participate in the Plan, the number of Common Shares you will receive will be determined as follows:
(1)	If Common Shares are trading at or above net asset value (“NAV”) at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) NAV per Common Share on that date or (ii) 95% of the market price on that date.
(2)	If Common Shares are trading below NAV at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the NYSE or elsewhere, for the participants’ accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date except where temporary curtailment or suspension of purchases is necessary to comply with federal securities laws. Interest will not be paid on any uninvested cash payments.
You may elect to opt-out of or withdraw from the Plan at any time by giving written notice to the Plan Agent, or by telephone at (866) 340-1104, in accordance with such reasonable requirements as the Plan Agent and the Fund may agree upon. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan, and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.
The Plan Agent maintains all Common Shareholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. The Plan Agent will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Fund. Any proxy you receive will include all Common Shares you have received under the Plan.
There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.
Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Capital gains and income are realized although cash is not received by you. Consult your financial advisor for more information.
If you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above.
The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Trustees the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained by writing BNY Mellon Investment Servicing (US) Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809.
Proxy Voting Policies and Procedures
A description of the policies and procedures that the Fund uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio investments during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund’s website at www.ftportfolios.com; and (3) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.
Portfolio Holdings
The Fund files portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be publicly available on the

Additional Information (Continued)
First Trust High Income Long/Short Fund (FSD)
October 31, 2021 (Unaudited)
SEC’s website at www.sec.gov. The Fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in the semi-annual and annual reports to shareholders, respectively, and is filed with the SEC on Form N-CSR. The semi-annual and annual report for the Fund is available to investors within 60 days after the period to which it relates. The Fund’s Forms N-PORT and Forms N-CSR are available on the SEC’s website listed above.
Federal Tax Information
Of the ordinary income (including short-term capital gain) distributions made by the Fund during the year ended October 31, 2021, none qualify for the corporate dividends received deduction available to corporate shareholders or as qualified dividend income.
Distributions paid to foreign shareholders during the Fund’s fiscal year ended October 31, 2021, that were properly designated by the Fund as “interest-related dividends” or “short-term capital gain dividends,” may not be subject to federal income tax provided that the income was earned directly by such foreign shareholders.
NYSE Certification Information
In accordance with Section 303A-12 of the New York Stock Exchange (“NYSE”) Listed Company Manual, the Fund’s President has certified to the NYSE that, as of April 20, 2021, he was not aware of any violation by the Fund of NYSE corporate governance listing standards. In addition, the Fund’s reports to the SEC on Form N-CSR contain certifications by the Fund’s principal executive officer and principal financial officer that relate to the Fund’s public disclosure in such reports and are required by Rule 30a-2 under the 1940 Act.
Submission of Matters to a Vote of Shareholders
The Fund held its Annual Meeting of Shareholders (the “Annual Meeting”) on April 8, 2021. At the Annual Meeting, Richard E. Erickson and Thomas R. Kadlec were elected by the Common Shareholders of First Trust High Income Long/Short Fund as Class II Trustees for a three-year term expiring at the Fund’s annual meeting of shareholders in 2024. The number of votes cast in favor of Mr. Erickson was 12,065,169 and the number of votes withheld was 17,513,699. The number of votes cast in favor of Mr. Kadlec was 12,069,209 and the number of votes withheld was 17,509,659. James A. Bowen, Niel B. Nielson, and Robert F. Keith are the other current and continuing Trustees.
At the Annual Meeting, shareholders of the Fund voted against a shareholder’s proposal that all investment advisory and management agreements pertaining to the Fund between the Fund and First Trust Advisors L.P. shall be terminated, as soon as legally permitted (the “Shareholder Proposal”). 4,915,082 shares of the Fund voted for the Shareholder Proposal, 11,099,638 shares of the Fund voted against the Shareholder Proposal, and 313,378 shares of the Fund abstained. There were 13,250,770 broker non-votes in connection with the Shareholder Proposal.
Advisory and Sub-Advisory Agreements
Board Considerations Regarding Approval of Continuation of Investment Management and Investment Sub-Advisory Agreements
The Board of Trustees of First Trust High Income Long/Short Fund (the “Fund”), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreement (the “Advisory Agreement”) between the Fund and First Trust Advisors L.P. (the “Advisor”) and the Investment Sub-Advisory Agreement (the “Sub-Advisory Agreement” and together with the Advisory Agreement, the “Agreements”) among the Fund, the Advisor and MacKay Shields LLC (the “Sub-Advisor”). The Board approved the continuation of the Agreements for a one-year period ending June 30, 2022 at a meeting held on June 6–7, 2021. The Board determined that the continuation of the Agreements is in the best interests of the Fund in light of the nature, extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its business judgment.
To reach this determination, the Board considered its duties under the Investment Company Act of 1940, as amended (the “1940 Act”), as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. At meetings held on April 26, 2021 and June 6–7, 2021, the Board, including the Independent Trustees, reviewed materials provided by the Advisor and the Sub-Advisor responding to requests for information from counsel to the Independent Trustees, submitted on behalf of the Independent Trustees, that, among other things, outlined: the services provided by the Advisor and the Sub-Advisor to the Fund (including the relevant personnel responsible for these services and their experience); the advisory fee rate payable by the Fund and the sub-advisory fee rate as compared to fees charged to a peer group of funds (the “Expense Group”) and a broad peer universe of funds (the “Expense Universe”), each assembled by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent source, and as compared to fees charged to other clients of the Advisor and the Sub-Advisor; the

Additional Information (Continued)
First Trust High Income Long/Short Fund (FSD)
October 31, 2021 (Unaudited)
expense ratio of the Fund as compared to expense ratios of the funds in the Fund’s Expense Group and Expense Universe; performance information for the Fund, including comparisons of the Fund’s performance to that of one or more relevant benchmark indexes and to that of a performance group of funds and a broad performance universe of funds (the “Performance Universe”), each assembled by Broadridge; the nature of expenses incurred in providing services to the Fund and the potential for the Advisor and the Sub-Advisor to realize economies of scale, if any; profitability and other financial data for the Advisor; financial data for the Sub-Advisor; any fall out benefits to the Advisor and the Sub-Advisor; and information on the Advisor’s and the Sub-Advisor’s compliance programs. The Board reviewed initial materials with the Advisor at the meeting held on April 26, 2021, prior to which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor and the Sub-Advisor. Following the April meeting, counsel to the Independent Trustees, on behalf of the Independent Trustees, requested certain clarifications and supplements to the materials provided, and the information provided in response to those requests was considered at an executive session of the Independent Trustees and their counsel held prior to the June 6–7, 2021 meeting, as well as at the June meeting. The Board applied its business judgment to determine whether the arrangements between the Fund and the Advisor and among the Fund, the Advisor and the Sub-Advisor continue to be reasonable business arrangements from the Fund’s perspective. The Board determined that, given the totality of the information provided with respect to the Agreements, the Board had received sufficient information to renew the Agreements. The Board considered that shareholders chose to invest or remain invested in the Fund knowing that the Advisor and the Sub-Advisor manage the Fund.
In reviewing the Agreements, the Board considered the nature, extent and quality of the services provided by the Advisor and the Sub-Advisor under the Agreements. With respect to the Advisory Agreement, the Board considered that the Advisor is responsible for the overall management and administration of the Fund and reviewed all of the services provided by the Advisor to the Fund, including the oversight of the Sub-Advisor, as well as the background and experience of the persons responsible for such services. The Board noted that the Advisor oversees the Sub-Advisor’s day-to-day management of the Fund’s investments, including portfolio risk monitoring and performance review. In reviewing the services provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor’s, the Sub-Advisor’s and the Fund’s compliance with the 1940 Act, as well as the Fund’s compliance with its investment objectives, policies and restrictions. The Board also considered a report from the Advisor with respect to its risk management functions related to the operation of the Fund. Finally, as part of the Board’s consideration of the Advisor’s services, the Advisor, in its written materials and at the April 26, 2021 meeting, described to the Board the scope of its ongoing investment in additional personnel and infrastructure to maintain and improve the quality of services provided to the Fund and the other funds in the First Trust Fund Complex. With respect to the Sub-Advisory Agreement, the Board reviewed the materials provided by the Sub-Advisor and considered the services that the Sub-Advisor provides to the Fund, including the Sub-Advisor’s day-to-day management of the Fund’s investments. In considering the Sub-Advisor’s management of the Fund, the Board noted the background and experience of the Sub-Advisor’s portfolio management team, including the Board’s prior meetings with members of the portfolio management team. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services provided to the Fund by the Advisor and the Sub-Advisor under the Agreements have been and are expected to remain satisfactory and that the Sub-Advisor, under the oversight of the Advisor, has managed the Fund consistent with its investment objectives, policies and restrictions.
The Board considered the advisory and sub-advisory fee rates payable under the Agreements for the services provided. The Board noted that the sub-advisory fee is paid by the Advisor from its advisory fee. The Board received and reviewed information showing the advisory fee rates and expense ratios of the peer funds in the Expense Group, as well as advisory and unitary fee rates charged by the Advisor and the Sub-Advisor to other fund and non-fund clients, as applicable. With respect to the Expense Group, the Board, at the April 26, 2021 meeting, discussed with the Advisor limitations in creating a relevant peer group for the Fund, including that (i) the Fund is unique in its composition, which makes assembling peers with similar strategies and asset mix difficult; and (ii) not all peer funds employ an advisor/sub-advisor management structure. The Board took these limitations into account in considering the peer data, and noted that the contractual advisory fee rate payable by the Fund, based on average net assets, was above the median contractual advisory fee of the peer funds in the Expense Group. With respect to fees charged to other clients, the Board considered differences between the Fund and other clients that limited their comparability. In considering the advisory fee rate overall, the Board also considered the Advisor’s statement that it seeks to meet investor needs through innovative and value-added investment solutions and the Advisor’s demonstrated long-term commitment to the Fund and the other funds in the First Trust Fund Complex.
The Board considered performance information for the Fund. The Board noted the process it has established for monitoring the Fund’s performance and portfolio risk on an ongoing basis, which includes quarterly performance reporting from the Advisor and Sub-Advisor for the Fund. The Board determined that this process continues to be effective for reviewing the Fund’s performance. The Board received and reviewed information comparing the Fund’s performance for periods ended December 31, 2020 to the performance of the funds in the Performance Universe and to that of a benchmark index. In reviewing the Fund’s performance as compared to the performance of the Performance Universe, the Board took into account the limitations described above with respect to creating a relevant peer group for the Fund. Based on the information provided on net asset value performance, the Board noted that the Fund outperformed the Performance Universe median for the one-year period ended December 31, 2020 and underperformed the

Additional Information (Continued)
First Trust High Income Long/Short Fund (FSD)
October 31, 2021 (Unaudited)
Performance Universe median for the three-, five- and ten-year periods ended December 31, 2020. The Board also noted that the Fund underperformed the benchmark index for the one-, three-, five- and ten-year periods ended December 31, 2020. In addition, the Board considered information provided by the Advisor on the impact of leverage on the Fund’s returns. The Board also received information on the Fund’s annual distribution rate as of December 31, 2020 and the Fund’s average trading discount for various periods and comparable information for a peer group.
On the basis of all the information provided on the fees, expenses and performance of the Fund and the ongoing oversight by the Board, the Board concluded that the advisory and sub-advisory fees continue to be reasonable and appropriate in light of the nature, extent and quality of the services provided by the Advisor and the Sub-Advisor to the Fund under the Agreements.
The Board considered information and discussed with the Advisor whether there were any economies of scale in connection with providing advisory services to the Fund and noted the Advisor’s statement that it believes its expenses will likely increase during the next twelve months as the Advisor continues to hire personnel and build infrastructure, including technology, to improve the services to the Fund. The Board determined that due to the Fund’s closed-end structure, the potential for realization of economies of scale as Fund assets grow was not a material factor to be considered. The Board considered the revenues and allocated costs (including the allocation methodology) of the Advisor in serving as investment advisor to the Fund for the twelve months ended December 31, 2020 and the estimated profitability level for the Fund calculated by the Advisor based on such data, as well as complex-wide and product-line profitability data, for the same period. The Board noted the inherent limitations in the profitability analysis and concluded that, based on the information provided, the Advisor’s profitability level for the Fund was not unreasonable. In addition, the Board considered fall-out benefits described by the Advisor that may be realized from its relationship with the Fund, including the Advisor’s compensation for fund reporting services pursuant to a separate Fund Reporting Services Agreement. The Board concluded that the character and amount of potential fall-out benefits to the Advisor were not unreasonable.
The Board noted the Sub-Advisor’s expenses in providing investment services to the Fund and considered the Sub-Advisor’s statement that it expects that existing expenses incurred by the Sub-Advisor relating to providing services to the Fund would remain approximately the same over the next twelve months. The Board did not review the profitability of the Sub-Advisor with respect to the Fund. The Board noted that the Advisor pays the Sub-Advisor from its advisory fee and its understanding that the Fund’s sub-advisory fee rate was the product of an arm’s length negotiation. The Board concluded that the profitability analysis for the Advisor was more relevant. The Board considered fall-out benefits that may be realized by the Sub-Advisor from its relationship with the Fund, noting that the Sub-Advisor did not identify any material fall-out benefits. The Board concluded that the character and amount of potential fall-out benefits to the Sub-Advisor were not unreasonable.
Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreements continue to be fair and reasonable and that the continuation of the Agreements is in the best interests of the Fund. No single factor was determinative in the Board’s analysis.
Board of Trustees
Effective November 1, 2021, Denise M. Keefe was appointed as a Trustee of the Fund. Ms. Keefe is Executive Vice President of Advocate Aurora Health and President of Advocate Aurora Continuing Health Division (together, “Advocate”), one of the largest integrated healthcare systems in the U.S. serving Illinois and Wisconsin. Ms. Keefe has been employed by Advocate since 1993 and is responsible for the Continuing Health Division’s strategic direction, fiscal management, business development, revenue enhancement, operational efficiencies, and human resource management of 4,000 employees. Ms. Keefe also currently serves on the boards of several organizations within the Advocate Aurora Continuing Health Division and other health care organizations, including RML Long Term Acute Care Hospitals (since 2014) and Senior Helpers (since 2021). Prior thereto, Ms. Keefe was Corporate Vice President, Marketing and Business Development for the Visiting Nurse Association of Chicago (1989 – 1992) and a former Board Member of Sherman West Court Skilled Nursing Facility.

Investment Objectives, Policies, Risks and Effects of Leverage
First Trust High Income Long/Short Fund (FSD)
October 31, 2021 (Unaudited)
Changes Occurring During the Prior Fiscal Year
The following information is a summary of certain changes during the most recent fiscal year ended October 31, 2021. This information may not reflect all of the changes that have occurred since you purchased shares of the Fund.
During the Fund’s most recent fiscal year, there were no material changes to the Fund’s investment objective or policies that have not been approved by shareholders or in the principal risk factors associated with an investment in the Fund.
Investment Objectives
The Fund’s primary investment objective is to provide current income. The Fund’s secondary objective is capital appreciation.
Principal Investment Policies
In pursuit of its investment objectives, under normal market conditions:
•	The Fund invests primarily in a diversified portfolio of U.S. and foreign (including emerging markets) high-yield corporate fixed-income securities of varying maturities that are rated below-investment grade at the time of purchase. Such securities include corporate bonds; debentures; notes; commercial paper; other types of corporate debt instruments, including instruments issued by corporations with direct or indirect government ownership; asset-backed securities; preferred shares; loan participations and assignments; payment-in-kind securities; zero-coupon bonds; bank certificates of deposit; fixed time deposits; banker’s acceptances; and derivative instruments that provide the same or similar economic impact as a physical investment in any of the above referenced securities.
•	The Fund will generally limit its investment in securities rated below “B-” by Standard & Poor’s Ratings Group, a division of the McGraw Hill Companies, Inc., or Fitch Ratings, below “B3” by Moody’s Investors Service, Inc., comparably rated by another nationally recognized statistical rating organization or, if unrated, determined by the investment team to be of comparable quality at the time of purchase to no more than 5% above the approximate aggregate weighting of such securities in the index which the Fund tracks.
•	The Fund maintains both long and short positions in securities. The Fund’s long positions, either directly or indirectly, may total up to 130% of the Fund’s managed assets. The Fund’s short positions, either directly or through derivatives, may total up to 30% of the Fund’s managed assets.
•	The Fund’s use of derivatives, other than for hedging purposes, will not exceed 30% of the Fund’s managed assets. The Fund’s principal investments in derivative instruments may include investments in credit default swaps, structured notes, special purpose vehicles, futures transactions, options and options on futures as well as certain currency and interest rate instruments such as foreign currency forward contracts, currency exchange transactions on a spot (i.e., cash) basis, put and call options on foreign currencies and interest rate swaps.
•	The Fund’s investments may be denominated in U.S. dollars or in foreign currencies. In order to minimize the impact of currency fluctuations, the Sub-Advisor may at times hedge certain or all of the Fund’s investments denominated in foreign currencies into U.S. dollars.
•	The Fund may also invest up to 5% of its managed assets in common stock, including those of foreign issuers; invest up to 20% of its managed assets in securities that, at the time of investment, are illiquid; invest without limit in securities that are unregistered or are held by control persons of the issuer; and invest without limit in securities that are subject to contractual restrictions on their resale.
Fundamental Investment Policies
The Fund, as a fundamental policy, may not:
1. With respect to 75% of its total assets, purchase any securities if, as a result (i) more than 5% of the Fund’s total assets would then be invested in securities of any single issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of any single issuer; provided, that Government securities (as defined in the 1940 Act) securities issued by other investment companies and cash items (including receivables) shall not be counted for purposes of this limitation.
2. Purchase or sell real estate or commodities except as permitted by (i) the 1940 Act and the rules and regulations thereunder, or other successor law governing the regulation of registered investment companies, or interpretations or modifications thereof by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.
3. Borrow money except as permitted by (i) the 1940 Act and the rules and regulations thereunder, or other successor law governing the regulation of registered investment companies, or interpretations or modifications thereof by the SEC, SEC

Investment Objectives, Policies, Risks and Effects of Leverage (Continued)
First Trust High Income Long/Short Fund (FSD)
October 31, 2021 (Unaudited)
staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.
4. Issue senior securities except as permitted by (i) the 1940 Act and the rules and regulations thereunder, or other successor law governing the regulation of registered investment companies, or interpretations or modifications thereof by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.
5. Underwrite the securities of other issuers except (a) to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended, in connection with the purchase and sale of portfolio securities; and (b) as permitted by (i) the 1940 Act and the rules and regulations thereunder, or other successor law governing the regulation of registered investment companies, or interpretations or modifications thereof by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.
6. Make loans except as permitted by (i) the 1940 Act and the rules and regulations thereunder, or other successor law governing the regulation of registered investment companies, or interpretations or modifications thereof by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.
7. Purchase the securities of any issuer if, as a result of such purchase, the Fund’s investments would be concentrated in any particular industry except as permitted by (i) the 1940 Act and the rules and regulations thereunder, or other successor law governing the regulation of registered investment companies, or interpretations or modifications thereof by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.
Except as noted above, the foregoing fundamental investment policies, together with the investment objectives of the Fund, cannot be changed without approval by holders of a majority of the outstanding voting securities of the Fund, as defined in the 1940 Act, which includes common shares of beneficial interest and preferred shares of beneficial interest (“Preferred Shares”), if any, voting together as a single class, and of the holders of the outstanding Preferred Shares voting as a single class. Under the 1940 Act, a “majority of the outstanding voting securities” means the vote of: (i) 67% or more of the Fund’s shares present at a meeting, if the holders of more than 50% of the Fund’s shares are present or represented by proxy, or (ii) more than 50% of the Fund’s shares, whichever is less.
The foregoing restrictions and limitations will apply only at the time of purchase of securities, and the percentage limitations will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of an acquisition of securities, unless otherwise indicated.
Principal Risks
The Fund is a closed-end management investment company designed primarily as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objectives. The following discussion summarizes the principal risks associated with investing in the Fund, which includes the risk that you could lose some or all of your investment in the Fund. The Fund is subject to the informational requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940 and, in accordance therewith, files reports, proxy statements and other information that is available for review. The order of the below risk factors does not indicate the significance of any particular risk factor.
Credit Agency Risk. Credit ratings are determined by credit rating agencies and are only the opinions of such entities. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risk or the liquidity of securities. Any shortcomings or inefficiencies in credit rating agencies’ processes for determining credit ratings may adversely affect the credit ratings of securities held by the Fund and, as a result, may adversely affect those securities’ perceived or actual credit risk.
Credit and Below-Investment Grade Securities Risk. Credit risk is the risk that one or more securities in the Fund’s portfolio will decline in price, or the issuer thereof will fail to pay dividends or interest or repay principal when due. Below-investment grade instruments are commonly referred to as high-yield securities or “junk” bonds and are considered speculative with respect to the issuer’s capacity to pay dividends or interest and repay principal and are susceptible to default or decline in market value due to adverse economic and business developments. High-yield securities are often unsecured and subordinated to other creditors of the issuer. The market values for high-yield securities tend to be very volatile, and these securities are generally less liquid than investment grade securities. For these reasons, an investment in the Fund is subject to the following specific risks: (i) increased price sensitivity to changing interest rates and to a deteriorating economic environment; (ii) greater risk of loss due to default or declining credit quality;

Investment Objectives, Policies, Risks and Effects of Leverage (Continued)
First Trust High Income Long/Short Fund (FSD)
October 31, 2021 (Unaudited)
(iii) adverse company specific events more likely to render the issuer unable to make dividend, interest and/or principal payments; (iv) negative perception of the high-yield market which may depress the price and liquidity of high-yield securities; (v) volatility; and (vi) liquidity.
Currency Risk. The value of securities denominated or quoted in foreign currencies may be adversely affected by fluctuations in the relative currency exchange rates and by exchange control regulations. The Fund’s investment performance may be negatively affected by a devaluation of a currency in which the Fund’s investments are denominated or quoted. Further, the Fund’s investment performance may be significantly affected, either positively or negatively, by currency exchange rates because the U.S. dollar value of securities denominated or quoted in another currency will increase or decrease in response to changes in the value of such currency in relation to the U.S. dollar.
Cyber Security Risk. The Fund is susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding, but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the Fund’s third-party service providers, such as its administrator, transfer agent, custodian, or Sub-Advisor, as applicable, or issuers in which the Fund invests, can also subject the Fund to many of the same risks associated with direct cyber security breaches. The Fund has established risk management systems designed to reduce the risks associated with cyber security. However, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third party service providers.
Distressed Securities Risk. Distressed securities frequently do not produce income while they are outstanding. The Fund may be required to incur certain extraordinary expenses in order to protect and recover its investment. The Fund also will be subject to significant uncertainty as to when and in what manner and for what value the obligations evidenced by the distressed securities will eventually be satisfied. Distressed securities might be repaid only after lengthy workout, bankruptcy or similar proceedings, during which the issuer may not make any interest or other payments. Because there typically is substantial uncertainty regarding the outcome of such proceedings, there is a high risk of loss, including loss of the entire investment.
Fixed-Income Securities Risk. An investment in fixed-income securities is subject to certain risks, including:
•	Issuer Risk. The value of fixed-income securities may decline for a number of reasons which directly relate to the issuer, such as management performance, leverage and reduced demand for the issuer’s goods and services. In addition, an issuer of fixed-income securities may default on its obligation to pay interest and repay principal.
•	Prepayment Risk. During periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest the proceeds from such prepayment in lower yielding securities, which may result in a decline in the Fund’s income and distributions to common shareholders.
•	Reinvestment Risk. Reinvestment risk is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called bonds at market interest rates that are below the Fund portfolio’s current earnings rate.
Forward Foreign Currency Exchange Contracts Risk. Forward foreign currency exchange contracts involve certain risks, including the risk of failure of the counterparty to perform its obligations under the contract and the risk that the use of forward contracts may not serve as a complete hedge because of an imperfect correlation between movements in the prices of the contracts and the prices of the currencies hedged. While forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the hedged currencies, they also may limit any potential gain that might result should the value of the currencies increase. In addition, because forward currency exchange contracts are privately negotiated transactions, there can be no assurance that the Fund will have flexibility to roll-over a forward currency exchange contract upon its expiration if it desires to do so. Hedging against a decline in the value of a currency does not eliminate fluctuations in the value of a portfolio security traded in that currency or prevent a loss if the value of the security declines. Moreover, it may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates. The cost to the Fund of engaging in currency exchange transactions varies with such factors as the currency involved, the length of the contract period and prevailing market conditions.
Illiquid and Restricted Securities Risk. Investments in restricted securities could have the effect of increasing the amount of the Fund’s assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase these securities. Illiquid and restricted securities may be difficult to dispose of at a fair price at the times when the Fund believes it is desirable to do so. The market price of illiquid and restricted securities generally is more volatile than that of more liquid securities, which may adversely affect the

Investment Objectives, Policies, Risks and Effects of Leverage (Continued)
First Trust High Income Long/Short Fund (FSD)
October 31, 2021 (Unaudited)
price that the Fund pays for or recovers upon the sale of such securities. Illiquid and restricted securities are also more difficult to value, especially in challenging markets.
Interest Rate Risk. Interest rate risk is the risk that securities will decline in value because of changes in market interest rates. For fixed rate securities, when market interest rates rise, the market value of such securities generally will fall. Investments in fixed rate securities with long-term maturities may experience significant price declines if long-term interest rates increase. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected prepayments. This may lock in a below-market yield, increase the security’s duration and further reduce the value of the security. Fixed rate securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. The duration of a security will be expected to change over time with changes in market factors and time to maturity.
The interest rates payable on floating rate securities are not fixed and may fluctuate based upon changes in market rates. As short-term interest rates decline, interest payable on floating rate securities typically decreases. Alternatively, during periods of rising interest rates, interest payable on floating rate securities typically increases. Changes in interest rates on floating rate securities may lag behind changes in market rates or may have limits on the maximum increases in interest rates. The value of floating rate securities may decline if their interest rates do not rise as much, or as quickly, as interest rates in general.
Many financial instruments use or may use a floating rate based upon the London Interbank Offered Rate (“LIBOR”). The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, announced that all non-USD LIBOR reference rates and the 1-week and 2-month USD LIBOR reference rates will cease to be provided or no longer be representative immediately after December 31, 2021 and the remaining USD LIBOR settings will cease to be provided or no longer be representative immediately after June 30, 2023. ISDA confirmed that this announcement constituted an index cessation event under the IBOR Fallbacks Supplement and the ISDA 2020 IBOR Fallbacks Protocol for all 35 LIBOR settings and confirmed that the spread adjustment to be used in ISDA fallbacks was fixed as of the date of the announcement. While some instruments tied to LIBOR may include a replacement rate, not all instruments have such fallback provisions and the effectiveness of such replacement rates remains uncertain. The unavailability or replacement of LIBOR may affect the value, liquidity or return on certain Fund investments and may result in costs incurred in connection with closing out positions and entering into new trades. Any potential effects of the transition away from LIBOR on the Fund or on certain instruments in which the Fund invests can be difficult to ascertain, and they may vary depending on a variety of factors. Any such effects on the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Fund.
Leverage Risk. The use of leverage by the Fund can magnify the effect of any losses. If the income and gains from the securities and investments purchased with leverage proceeds do not cover the cost of leverage, the return to the common shares will be less than if leverage had not been used. Leverage involves risks and special considerations for common shareholders including: the likelihood of greater volatility of net asset value and market price of the common shares than a comparable portfolio without leverage; the risk that fluctuations in interest rates on borrowings will reduce the return to the common shareholders or will result in fluctuations in the dividends paid on the common shares; in a declining market, the use of leverage is likely to cause a greater decline in the net asset value of the common shares than if the Fund were not leveraged, which may result in a greater decline in the market price of the common shares; and when the Fund uses certain types of leverage, the investment advisory fee payable to the Advisor and by the Advisor to the Sub-Advisor will be higher than if the Fund did not use leverage.
Management Risk and Reliance on Key Personnel. The implementation of the Fund’s investment strategy depends upon the continued contributions of certain key employees of the Advisor and Sub-Advisor, some of whom have unique talents and experience and would be difficult to replace. The loss or interruption of the services of a key member of the portfolio management team could have a negative impact on the Fund.
Market Discount from Net Asset Value. Shares of closed-end investment companies such as the Fund frequently trade at a discount from their net asset value. The Fund cannot predict whether its common shares will trade at, below or above net asset value.
Market Risk. Securities held by a fund, as well as shares of a fund itself, are subject to market fluctuations caused by factors such as general economic conditions, political events, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of a fund could decline in value or underperform other investments as a result of the risk of loss associated with these market fluctuations. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on a fund and its investments. Such events may affect certain geographic regions, countries, sectors and industries more significantly than others. The outbreak of the respiratory disease designated as COVID-19 in December 2019 has caused significant volatility and declines in global financial markets, which have caused losses for investors. The COVID-19 pandemic may last for an extended period of time and will continue to impact the economy for the foreseeable future.

Investment Objectives, Policies, Risks and Effects of Leverage (Continued)
First Trust High Income Long/Short Fund (FSD)
October 31, 2021 (Unaudited)
Non-U.S. Securities Risk. Investing in securities of non-U.S. issuers, which are generally denominated in non-U.S. currencies, may involve certain risks not typically associated with investing in securities of U.S. issuers. These risks include: (i) there may be less publicly available information about non-U.S. issuers or markets due to less rigorous disclosure or accounting standards or regulatory practices; (ii) non-U.S. markets may be smaller, less liquid and more volatile than the U.S. market; (iii) potential adverse effects of fluctuations in currency exchange rates or controls on the value of the Fund’s investments; (iv) the economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession; (v) the impact of economic, political, social or diplomatic events; (vi) certain non-U.S. countries may impose restrictions on the ability of non-U.S. issuers to make payments of principal and interest to investors located in the United States due to blockage of non-U.S. currency exchanges or otherwise; and (vii) withholding and other non-U.S. taxes may decrease the Fund’s return. Foreign companies are generally not subject to the same accounting, auditing and financial reporting standards as are U.S. companies. In addition, there may be difficulty in obtaining or enforcing a court judgment abroad, including in the event the issuer of a non-U.S. security defaults or enters bankruptcy, administration or other proceedings. These risks may be more pronounced to the extent that the Fund invests a significant amount of its assets in companies located in one region or in emerging markets.
Potential Conflicts of Interest Risk. First Trust, MacKay and the portfolio managers have interests which may conflict with the interests of the Fund. In particular, First Trust and MacKay currently manage and may in the future manage and/or advise other investment funds or accounts with the same or substantially similar investment objective and strategies as the Fund. In addition, while the Fund is using certain types of leverage, the amount of the fees paid to First Trust (and by First Trust to MacKay) for investment advisory and management services are higher than if the Fund did not use leverage because the fees paid are calculated based on managed assets. Therefore, First Trust and MacKay could have a financial incentive to leverage the Fund.
Preferred Securities Risk. Preferred securities combine some of the characteristics of both common stocks and bonds. Preferred securities are typically subordinated to bonds and other debt securities in a company’s capital structure in terms of priority to corporate income, subjecting them to greater credit risk than those debt securities. Generally, holders of preferred securities have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may obtain limited rights. In certain circumstances, an issuer of preferred securities may defer payment on the securities and, in some cases, redeem the securities prior to a specified date. Preferred securities may also be substantially less liquid than other securities, including common stock.
Short Selling Risk. If a security sold short increases in price, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss. Because losses on short sales arise from increases in the value of the security sold short, such losses are theoretically unlimited. It is possible that the Fund’s long securities positions will decline in value at the same time that the value of its short securities positions increase, thereby increasing potential losses to the Fund. In addition, the Fund’s short selling strategies will limit its ability to fully benefit from increases in the fixed-income markets.
The Fund may not be able to borrow a security that it needs to deliver or it may not be able to close out a short position at an acceptable price and may have to sell related long positions before it had intended to do so. Thus, the Fund may not be able to successfully implement its short sale strategy due to limited availability of desired securities or for other reasons. Also, there is the risk that the counterparty to a short sale may fail to honor its contractual terms, causing a loss to the Fund. Further, when the Fund is selling a security short, it must maintain a segregated account of cash or high-grade securities equal to the margin requirement. As a result, the Fund may maintain high levels of cash or other liquid assets, which may limit the Fund’s ability to pursue other opportunities.
Valuation Risk. Unlike publicly traded common stock which trades on national exchanges, there is no central place or exchange for fixed-income securities trading. Fixed-income securities generally trade on an “over-the-counter” market which may be anywhere in the world where the buyer and seller can settle on a price. Due to the lack of centralized information and trading, the valuation of fixed-income securities may carry more risk than that of common stock. Uncertainties in the conditions of the financial market, unreliable reference data, lack of transparency and inconsistency of valuation models and processes may lead to inaccurate asset pricing.

Investment Objectives, Policies, Risks and Effects of Leverage (Continued)
First Trust High Income Long/Short Fund (FSD)
October 31, 2021 (Unaudited)
Effects of Leverage
The aggregate principal amount of borrowings, including borrowings associated with short sales, under the brokerage account with Pershing, LLC (the “Pershing Account”) represented approximately 27.51% of Managed Assets as of October 31, 2021. Asset coverage with respect to the borrowings under the Pershing Account was 363.49% as of October 31, 2021. As of October 31, 2021, the approximate annual interest and fee rate was 0.98%.
Assuming that the Fund’s leverage costs remain as described above (at an assumed average annual cost of 0.98%), the annual return that the Fund’s portfolio must experience (net of expenses) in order to cover its leverage costs would be 0.27%.
The following table is furnished in response to requirements of the SEC. It is designed to illustrate the effect of leverage on Common Share total return, assuming investment portfolio total returns (comprised of income and changes in the value of securities held in the Fund’s portfolio) of (10%), (5%), 0%, 5% and 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of the investment portfolio returns experienced or expected to be experienced by the Fund.
The table further assumes leverage representing 27.51% of the Fund’s Managed Assets, net of expenses, and an annual leverage interest and fee rate of 0.98%.
Assumed Portfolio Total Return (Net of Expenses)	-10%	-5%	0%	5%	10%
Common Share Total Return	-14.17%	-7.27%	-0.37%	6.53%	13.42%
Common Share total return is composed of two elements: the Common Share dividends paid by the Fund (the amount of which is largely determined by the net investment income of the Fund after paying dividends or interest on its leverage) and gains or losses on the value of the securities the Fund owns. As required by SEC rules, the table above assumes that the Fund is more likely to suffer capital losses than to enjoy capital appreciation. For example, to assume a total return of 0% the Fund must assume that the distributions it receives on its investments are entirely offset by losses in the value of those securities.

Board of Trustees and Officers
First Trust High Income Long/Short Fund (FSD)
October 31, 2021 (Unaudited)
The following tables identify the Trustees and Officers of the Fund. Unless otherwise indicated, the address of all persons is 120 East Liberty Drive, Suite 400, Wheaton, IL 60187.
Name, Year of Birth and Position with the Fund	Term of Office and Year First Elected or Appointed(1)	Principal Occupations During Past 5 Years	Number of Portfolios in the First Trust Fund Complex Overseen by Trustee	Other Trusteeships or Directorships Held by Trustee During Past 5 Years
INDEPENDENT TRUSTEES
Richard E. Erickson, Trustee (1951)	• Three Year Term • Since Fund Inception	Physician; Officer, Wheaton Orthopedics; Limited Partner, Gundersen Real Estate Limited Partnership (June 1992 to December 2016)	215	None
Thomas R. Kadlec, Trustee (1957)	• Three Year Term • Since Fund Inception	President, ADM Investor Services, Inc. (Futures Commission Merchant)	215	Director of ADM Investor Services, Inc., ADM Investor Services International, Futures Industry Association, and National Futures Association
Robert F. Keith, Trustee (1956)	• Three Year Term • Since Fund Inception	President, Hibs Enterprises (Financial and Management Consulting)	215	Director of Trust Company of Illinois
Niel B. Nielson, Trustee (1954)	• Three Year Term • Since Fund Inception	Senior Advisor (August 2018 to Present), Managing Director and Chief Operating Officer (January 2015 to August 2018), Pelita Harapan Educational Foundation (Educational Products and Services)	215	None
INTERESTED TRUSTEE
James A. Bowen(2), Trustee and Chairman of the Board (1955)	• Three Year Term • Since Fund Inception	Chief Executive Officer, First Trust Advisors L.P. and First Trust Portfolios L.P.; Chairman of the Board of Directors, BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)	215	None

(1)	Currently, James A. Bowen and Niel B. Nielson, as Class III Trustees, are serving as trustees until the Fund’s 2022 annual meeting of shareholders. Robert F. Keith, as a Class I Trustee, is serving as a trustee until the Fund’s 2023 annual meeting of shareholders. Richard E. Erickson and Thomas R. Kadlec, as Class II Trustees, are serving as trustees until the Fund’s 2024 annual meeting of shareholders.
(2)	Mr. Bowen is deemed an “interested person” of the Fund due to his position as CEO of First Trust Advisors L.P., investment advisor of the Fund.

Board of Trustees and Officers (Continued)
First Trust High Income Long/Short Fund (FSD)
October 31, 2021 (Unaudited)
Name and Year of Birth	Position and Offices with Fund	Term of Office and Length of Service	Principal Occupations During Past 5 Years
OFFICERS(3)
James M. Dykas (1966)	President and Chief Executive Officer	• Indefinite Term • Since January 2016	Managing Director and Chief Financial Officer (January 2016 to Present), Controller (January 2011 to January 2016), Senior Vice President (April 2007 to January 2016), First Trust Advisors L.P. and First Trust Portfolios L.P.; Chief Financial Officer (January 2016 to Present), BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)
Donald P. Swade (1972)	Treasurer, Chief Financial Officer and Chief Accounting Officer	• Indefinite Term • Since January 2016	Senior Vice President (July 2016 to Present), Vice President (April 2012 to July 2016), First Trust Advisors L.P. and First Trust Portfolios L.P.
W. Scott Jardine (1960)	Secretary and Chief Legal Officer	• Indefinite Term • Since Fund Inception	General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.; Secretary and General Counsel, BondWave LLC; Secretary, Stonebridge Advisors LLC
Daniel J. Lindquist (1970)	Vice President	• Indefinite Term • Since Fund Inception	Managing Director, First Trust Advisors L.P. and First Trust Portfolios L.P.
Kristi A. Maher (1966)	Chief Compliance Officer and Assistant Secretary	• Indefinite Term • Chief Compliance Officer Since January 2011 • Assistant Secretary Since Fund Inception	Deputy General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.
(3)	The term “officer” means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

Privacy Policy
First Trust High Income Long/Short Fund (FSD)
October 31, 2021 (Unaudited)
Privacy Policy
First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.
Sources of Information
We collect nonpublic personal information about you from the following sources:
•	Information we receive from you and your broker-dealer, investment professional or financial representative through interviews, applications, agreements or other forms;
•	Information about your transactions with us, our affiliates or others;
•	Information we receive from your inquiries by mail, e-mail or telephone; and
•	Information we collect on our website through the use of “cookies”. For example, we may identify the pages on our website that your browser requests or visits.
Information Collected
The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.
Disclosure of Information
We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:
•	In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.
•	We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).
In addition, in order to alert you to our other financial products and services, we may share your personal information within First Trust.
Use of Website Analytics
We currently use third party analytics tools, Google Analytics and AddThis, to gather information for purposes of improving First Trust’s website and marketing our products and services to you. These tools employ cookies, which are small pieces of text stored in a file by your web browser and sent to websites that you visit, to collect information, track website usage and viewing trends such as the number of hits, pages visited, videos and PDFs viewed and the length of user sessions in order to evaluate website performance and enhance navigation of the website. We may also collect other anonymous information, which is generally limited to technical and web navigation information such as the IP address of your device, internet browser type and operating system for purposes of analyzing the data to make First Trust’s website better and more useful to our users. The information collected does not include any personal identifiable information such as your name, address, phone number or email address unless you provide that information through the website for us to contact you in order to answer your questions or respond to your requests. To find out how to opt-out of these services click on: Google Analytics and AddThis.
Confidentiality and Security
With regard to our internal security procedures, First Trust restricts access to your nonpublic personal information to those First Trust employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.
Policy Updates and Inquiries
As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at 1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust Advisors).
March 2021

INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
INVESTMENT SUB-ADVISOR
MacKay Shields LLC
1345 Avenue of the Americas
43rd Floor
New York, NY 10105
TRANSFER AGENT
BNY Mellon Investment Servicing (US) Inc.
301 Bellevue Parkway
Wilmington, DE 19809
ADMINISTRATOR,
FUND ACCOUNTANT,
AND CUSTODIAN
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286
INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606
LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

(b)       Not applicable.

Item 2. Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

(e)	Not applicable.

(f)	A copy of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller is filed as an exhibit pursuant to Item 13(a)(1).

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s board of trustees has determined that Thomas R. Kadlec and Robert F. Keith are qualified to serve as audit committee financial experts serving on its audit committee and that each of them is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees (Registrant) — The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $52,000 for the fiscal year ended October 31, 2020 and $52,000 for the fiscal year ended October 31, 2021.

(b) Audit-Related Fees (Registrant) — The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item were $0 for the fiscal year ended October 31, 2020 and $0 for the fiscal year ended October 31, 2021.

Audit-Related Fees (Investment Advisor) — The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item were $0 for the fiscal year ended October 31, 2020 and $0 for the fiscal year ended October 31, 2021.

(c) Tax Fees (Registrant) — The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $5,609 for the fiscal year ended October 31, 2020 and $5,200 for the fiscal year ended October 31, 2021. The fees were for tax return preparation. These fees were for tax return consultation and/or tax return professional services rendered for PFIC (Passive Foreign Investment Company) Identification Services.

Tax Fees (Investment Advisor) — The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $0 for the fiscal year ended October 31, 2020 and $0 for the fiscal year ended October 31, 2021.

(d) All Other Fees (Registrant) — The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended October 31, 2020 and $0 for the fiscal year ended October 31, 2021.

All Other Fees (Investment Advisor) — The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended October 31, 2020 and $0 for the fiscal year ended October 31, 2021.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pursuant to its charter and its Audit and Non-Audit Services Pre-Approval Policy, the Audit Committee (the “Committee”) is responsible for the pre-approval of all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for the registrant by its independent auditors. The Chairman of the Committee authorized to give such pre-approvals on behalf of the Committee up to $25,000 and report any such pre-approval to the full Committee.

The Committee is also responsible for the pre-approval of the independent auditor’s engagements for non-audit services with the registrant’s advisor (not including a sub-advisor whose role is primarily portfolio management and is sub-contracted or overseen by another investment advisor) and any entity controlling, controlled by or under common control with the investment advisor that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant, subject to the de minimis exceptions for non-audit services described in Rule 2-01 of Regulation S-X. If the independent auditor has provided non-audit services to the registrant’s advisor (other than any sub-advisor whose role is primarily portfolio management and is sub-contracted with or overseen by another investment advisor) and any entity controlling, controlled by or under common control with the investment advisor that provides ongoing services to the registrant that were not pre-approved pursuant to the de minimis exception, the Committee will consider whether the provision of such non-audit services is compatible with the auditor’s independence.

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) for the registrant and the registrant’s investment advisor of this Item that were approved by the audit committee pursuant to the pre-approval exceptions included in paragraph (c)(7)(i)(c) or paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X are as follows:

(b) 0%

(c) 0%

(d) 0%

(f)	The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.
(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor), and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant for the registrant’s fiscal year ended October 31, 2020 were $5,609 for the Registrant and $70,370 for the registrant’s investment advisor and for the registrant’s fiscal year ended October 31, 2021 were $5,200 for the Registrant and $16,500 for the registrant’s investment advisor.
(h)	The registrant’s audit committee of its Board of Trustees has determined that the provision of non-audit services that were rendered to the registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor), and any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed registrants.

(a)	The registrant has a separately designated audit committee consisting of all the independent directors of the registrant. The members of the audit committee are: Thomas R. Kadlec, Niel B. Nielson, Richard E. Erickson and Robert F. Keith.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Proxy Voting Policies are attached herewith.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Members.

Information provided as of January 10, 2022.

MacKay Shields LLC (“MacKay Shields” or the “Sub-Advisor”) was founded in 1938 and became a registered investment advisor in 1969 and serves as the sub-advisor to the registrant.

Eric Gold, Senior Managing Director, Head of Global Credit Group

Mr. Gold joined MacKay Shields in 2010. Before joining the Global Credit team, Mr. Gold served as a Managing Director for the High Yield team. Mr. Gold is currently the head of the Global Credit Group and Portfolio Manager.

Matthew Jacob, Managing Director, Global Credit Group

Mr. Jacob joined MacKay Shields and the Global Fixed Income Division in 2011 as a portfolio analyst and was promoted to Portfolio Manager in 2017. Mr. Jacob is currently a member of the Global Credit Group.

Shu-Yang Tan, Managing Director, Global Credit Group

Mr. Tan joined MacKay Shields and the Global Fixed Income Division in 2010 as a portfolio analyst and was promoted to Portfolio Manager in 2017. Mr. Tan is currently a member of the Global Credit Group.

In September 2021, Joseph Cantwell, Head of the Global Fixed Income, left MacKay Shields, and Eric Gold assumed his responsibilities as Head of the Credit Group. Also, in September, the Global Fixed Income Team was formerly split into two business units; the segment of the team dedicated to credit was renamed Global Credit Group.

MacKay Shields utilizes a team approach in all aspects of investment management and decision-making. No one portfolio manager is singularly responsible for any particular account. Investment decisions are carried across all portfolios with similar guidelines. While portfolio managers conduct their own industry-specific research, all information is continually shared with the other members of the investment team. Additionally, portfolio managers will cross-train to gain familiarity with other industries.

The portfolio managers within the Global Credit Team generally come to a consensus on the appropriateness of a security for inclusion or removal from the portfolio. On the rare occasions this is not possible, Eric Gold as Head of the Team, is ultimately responsible and has final decision-making power.

(a)(2)	Other Accounts Managed by Portfolio Managers or Management Team Member and Potential Conflicts of Interest

Information provided as of October 31, 2021.

Name of Portfolio Manager or Team Member*	Type of Accounts*	Total # of Accounts Managed	Total Assets	# of Accounts Managed for which Advisory Fee is Based on Performance	Total Assets for which Advisory Fee is Based on Performance
1. Shu-Yang Tan	Registered Investment Companies:	2	$1,684,757,931	0	$0
	Other Pooled Investment Vehicles:	14	$11,247,707,717	5	$1,524,397,204
	Other Accounts:	16	$2,550,956,233		$807,528,692
2. Eric Gold	Registered Investment Companies:	1	$37,429,698	0	$0
	Other Pooled Investment Vehicles:	14	$11,247,707,717	5	$1,524,397,204
	Other Accounts:	16	$2,550,956,233	1	$807,528,692
3. Matt Jacob	Registered Investment Companies:	2	$1,684,757,931	0	$0
	Other Pooled Investment Vehicles:	14	$11,247,707,717	5	$1,524,397,204
	Other Accounts:	16	$2,550,956,233	1	$807,528,692

*The Global Credit Group utilizes a team approach in all aspects of investment management and decision-making. No one portfolio manager is singularly responsible for any particular account. Information provided are assets and number of accounts managed by the team.

Potential Conflicts of Interests

The Global Credit team that manages the Fund provides portfolio management services for other MacKay Shields accounts, including mutual funds; institutional managed accounts; private commingled funds; and hedge funds. Managing accounts that have a performance-based fee at the same time that we manage accounts that only have an asset-based fee is commonly referred to as “side-by-side management.” Except for distinctions based on investment objectives, investment guidelines and cash flow, all accounts are treated the same, regardless of fee structure. This creates a conflict of interest by giving us an incentive to favor those accounts for which we receive a performance-based fee because we will receive a higher fee if their performance exceeds the applicable benchmark.

MacKay Shields’ Trade Allocation Policy provides that: (1) no client will be favored over any other client;(2) trades should be pre-allocated, subject to certain exceptions, and allocations should be in writing; and (3) the firm’s Compliance Department conducts periodic reviews of client account performance as a function of allocation to assure that no account or group of accounts is being preferred systematically in the allocation process. As a general practice, when creating an order, the portfolio manager will utilize the firm’s trade order management systems in selecting the participating client accounts prior to entering an aggregated order.

When determining which accounts will participate in a trade, the portfolio managers will consider various objective criteria which may include but are not limited to: client cash limitations, actual and anticipated or potential account inflows and outflows, duration and/or average maturity, credit ratings and anticipated credit ratings, account size, deal size, trade lots, processing costs, existing exposure to an issuer or industry type, other concentration limits, and specific investment objectives, investment guidelines and anticipated guidelines changes, borrowing capacity, and other practical limitations. If the aggregated order is filled in its entirety, it will be allocated among clients in accordance with the target allocation; if the order is partially filled, it will be allocated pro rata based on the allocation methodology recorded in the trade order management system unless that would be impractical. Additionally, the policy contains a procedure for limited offerings, which provides that in a limited offering, the allocations may be pro-rata based on size of the order or account size and within a strategy pro-rata based on account size.

We allocate securities among client accounts based on the factors described above and usually do so before executing the trade. When it is impractical or not feasible to allocate prior to the execution of the trade, we will allocate the trade after the trade is executed but in no event later than the end of the day, in a fair and equitable manner among all the participating accounts, based on the above factors. In those situations, in which there is a limited supply of a security, it is our general policy to make a pro rata allocation based on the original amounts targeted for the accounts. However, if in our portfolio managers’ judgment or as a result of factors such as investment guideline constraints (e.g., duration limits), minimum trading lots for specific securities, account strategy, or low cash levels, the amount that would then be allocated to an account would not be suitable or be too small to properly manage, that account may be excluded from the pro rata allocation. We cannot assure that in every instance an investment will be allocated on a pro rata basis, and differences may occur due to the factors mentioned above.

(a)(3) Compensation Structure of Portfolio Manager(s) or Management Team Members

Information provided as of October 31, 2021.

MacKay Shields establishes salaries at competitive levels, verified through industry surveys, to attract and maintain the best professional talent. Incentives are paid annually to the firm’s employees based upon an individual’s performance and the profitability of the firm, and in some instances may be fixed and guaranteed for a period of time. Incentive bonuses (both cash and deferred) are an integral portion of total compensation at MacKay Shields and vary based upon an individual’s role, responsibility and performance. A significant percentage of the compensation program for the Fund’s portfolio managers is incentive based.

MacKay Shields has a phantom equity program and awards are an integral component of the firm’s compensation structure. Awards vest and pay out after several years. Thus, eligible professionals share in the results and success of the firm.

The compensation received by portfolio managers is generally based on both quantitative and qualitative factors. The quantitative factors may include: (i) investment performance; (ii) assets under management; (iii) revenues and profitability; and (iv) industry benchmarks. The qualitative factors may include, among others, leadership, adherence to the firm’s policies and procedures, and contribution to the firm’s goals and objectives.

The compensation received by portfolio managers is generally based on both quantitative and qualitative factors. The quantitative factors may include: (i) investment performance; (ii) assets under management; (iii) revenues and profitability; and (iv) industry benchmarks. The qualitative factors may include, among others, leadership, adherence to the firm’s policies and procedures, and contribution to the firm’s goals and objectives. To the extent that an increase in the size of a Fund or another account managed by a portfolio manager has a positive impact on revenues/profitability, a portfolio manager’s compensation may also increase. There is no difference between the method used in determining portfolio managers’ compensation with respect to a Fund and other accounts they manage. We do not believe the compensation structure provides an incentive for an employee who provides services to the Fund to take undue risks in managing the assets of the Fund.

MacKay Shields maintains an employee benefit program, including health and non-health insurance, and a 401(k) defined contribution plan for all of its employees regardless of their job title, responsibilities or seniority.

MacKay Shields has performance-based fee arrangements with “eligible clients” (as that term is defined under Rule 205-3 of the Advisers Act). In these cases, a portion of these performance-based fees may be included in the incentive program described above.

Variable or incentive compensation, both cash bonus and deferred awards, are a significant component of total compensation for portfolio managers at MacKay Shields. Incentive compensation received by portfolio managers is generally based on both quantitative and qualitative factors. This approach instills a strong sense of commitment towards the overall success of the firm. Deferred awards are provided to attract, retain, motivate and reward key personnel. As such, MacKay Shields maintains a phantom equity plan and awards vest and pay out after several years. Thus, eligible employees share in the results and success of the firm with the receipt of an award from the phantom equity plan. Receipt of an award from the phantom equity plan is conditioned upon execution of an Executive Employment Agreements with MacKay, which include provisions relating to fixed and variable compensation. The Executive Employment Agreements are renewable for one-year terms and can be terminated on 60 days’ prior written notice. There is also a provision for termination by MacKay for cause, as defined in the Agreements. The Agreements contain restrictions regarding non-solicitation of clients and non-hiring of employees following termination of the portfolio managers’ employment. None of the portfolio managers is subject to a non-compete agreement that could potentially affect the portfolio manager’s ability to manage the Fund.

(a)(4) Disclosure of Securities Ownership

Information provided as of October 31, 2021.

Name	Dollar Range of Fund Shares Beneficially Owned
Shu-Yang Tan	$50,001-$100,000
Eric Gold	None
Matthew Jacob	None
(b)	John Cantwell is no longer a portfolio manager for the registrant as of September 2021.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month #1 (11/01/2020-11/30/2020)	32,615	14.11	2,799,357	728,070
Month #2 (12/01/2020-12/31/2020)	90,403	14.61	2,889,750	637,667
Month #3 (1/01/2021-1/31/2021)	49,195	14.70	2,938,945	588,472
Month #4 (2/01/2021-2/28/2021)	0	-	2,938,945	588,472
Month #5 (3/01/2021-3/31/2021)	0	-	2,938,945	1,673,507
Month #6 (4/01/2021-4/30/2021)	0	-	2,938,945	1,673,507
Month #7 (5/01/2021-5/31/2021)	0	-	2,938,945	1,673,507
Month #8 (6/01/2021-6/30/2021)	0	-	2,938,945	1,673,507
Month #9 (7/01/2021-7/31/2021)	0	-	2,938,945	1,673,507
Month #10 (8/01/2021-8/31/2021)	0	-	2,938,945	1,673,507
Month #11 (9/01/2021-9/30/2021)	0	-	2,938,945	1,673,507
Month #12 (10/01/2021-10/31/2021)	0	-	2,938,945	1,673,507
Total	172,213	$14.54	2,938,945	1,673,507

On September 15, 2015, the Fund commenced a share repurchase program. The program originally expired on March 15, 2016, but the Board of Trustees of the Fund has subsequently authorized the continuation of the Fund’s share repurchase program until March 15, 2022. For the year ended October 31, 2021, the fund repurchased 172,213 of its shares at a weighted-average discount of 11.27% from net asset value per share. For the year ended October 31, 2020, the fund repurchased 735,979 of its shares at a weighted-average discount of 11.95% from net asset value per share. The Fund expects to continue to repurchase its outstanding shares until the earlier of (i) the repurchase of an additional 1,673,507 common shares (for an aggregate of 1,673,507), or (ii) March 15, 2022.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	Not applicable.

(b)	Not applicable.

Item 13. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	First Trust High Income Long/Short Fund
By (Signature and Title)*	/s/ James M. Dykas
James M. Dykas, President and Chief Executive Officer (principal executive officer)
Date:	January 10, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ James M. Dykas
James M. Dykas, President and Chief Executive Officer (principal executive officer)
Date:	January 10, 2022
By (Signature and Title)*	/s/ Donald P. Swade
Donald P. Swade, Treasurer, Chief Financial Officer and Chief Accounting Officer (principal financial officer)
Date:	January 10, 2022

* Print the name and title of each signing officer under his or her signature.